                                                      Registration No. 333-79471


    As filed with the Securities and Exchange Commission on October 20, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       POST-EFFECTIVE AMENDMENT NO. 2 TO
                                    FORM S-6
                             FOR REGISTRATION UNDER
                           THE SECURITIES ACT OF 1933
       OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R
                             (Exact Name of Trust)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           (Exact Name of Depositor)
                                390 Park Avenue
                                   5th Floor
                        New York, New York  10022-4684
         (Complete Address of Depositor's Principal Executive Offices)

                             Pauletta P. Cohn, Esq.
                             Deputy General Counsel
                        American General Life Companies
                               2929 Allen Parkway
                           Houston, Texas 77019-2155
                (Name and Complete Address of Agent for Service)

                Title and Amount of Securities Being Registered:
                  An Indefinite Amount of Units of Interest in
        The United States Life Insurance Company in the City of New York
                           Separate Account USL VL-R
                     Under Variable Life Insurance Policies

Amount of Filing Fee:  None required.

It is proposed that this filing will become effective on November 1, 2000 pursuant to paragraph (b) of Rule 485.

Registrant elects to be governed by Rule 63-e(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the Variable Life Insurance Policies described in the Prospectus.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R
                  RECONCILIATION AND TIE BETWEEN ITEMS IN FORM
                           N-8B-2 AND THE PROSPECTUS
                    (PURSUANT TO INSTRUCTION 4 OF FORM S-6)

                             CROSS REFERENCE SHEET


ITEM NO. OF FORM N-8B-2*                   PROSPECTUS CAPTION
-----------------------------              ----------------------------------------------------------------------------------------
1                                          Additional Information: Separate Account USL VL-R.
2                                          Additional Information: USL.
3                                          Inapplicable.
4                                          Additional Information: Distribution of Policies.
5, 6                                       Additional Information: Separate Account USL VL-R.
7                                          Inapplicable.**
8                                          Inapplicable.**
9                                          Additional Information: Legal Matters.
10(a)                                      Additional Information: Your Beneficiary, Assigning Your Policy.
10(b)                                      Basic Questions You May Have: How will the value of my investment in a Policy change over time?
10(c)(d)                                   Basic Questions You May Have: How can I change my Policy's insurance coverage?
                                            How can I access my investment in a Policy? Can I choose the form in which USL pays out any proceeds from my Policy? Additional Information: Tax Effects. Assigning Your
                                            Policy. Payment of Policy Proceeds.
10(e)                                      Basic Questions You May Have: Must I invest any minimum amount in a policy? Additional
                                            Information: Tax Effects.
10(f)                                      Additional Information: Voting Privileges.
10(g)(1), 10(g)(4), 10(h)(3), 10(h)(2)     Basic Questions You May Have: To what extent will USL vary the terms and conditions of the Policies in particular cases? Additional Information: Voting Privileges;
                                            Additional Rights That We Have.
10(g)(3), 10(g)(4), 10(h)(3), 10(h)(4)     Inapplicable.**
10(i)                                      Basic Questions You May Have: How can I change my Policy's insurance coverage? What additional rider benefits might I select? Additional Information: Separate
                                            Account USL VL-R. Tax Effects.
11                                         Basic Questions You May Have: How will the value of my investment in a Policy change over time?
                                           Additional Information: Separate Account USL VL-R.
12(a)                                      Additional Information: Separate Account USL VL-R. Front Cover.
12(b)                                      Inapplicable.**
12(c), 12(d)                               Inapplicable.**
12(e)                                      Inapplicable,  because the Separate Account has not commenced operations.
13(a)                                      Basic Questions You May Have: What charges will USL deduct from my investment in a
                                            Policy? What charges and expenses will the Mutual Funds deduct from the amounts I invest through my Policy? How can I change my Policy's insurance coverage? How can I access my investment? Additional Information: More About Policy Charges. More about our
                                            Declared Fixed


                                            Interest Account Option.
13(b)                                      Inapplicable.
13(c)                                      Inapplicable.**
13(d)                                      Basic Questions You May Have: To what extent will USL vary the terms and conditions of the Policy in particular cases?
13(e)                                      None.
13(f), 13(g)                               Inapplicable.**
14                                         Basic Questions You May Have: How can I invest money in a Policy? How will the value of my investment in a Policy change over time? Additional Information: Service Agreements.
15                                         Basic Questions You May Have: How can I invest money in a Policy? How do I communicate with  USL? Additional Information: Effective Date of Policy and Related Transactions.
16                                         Basic Questions You May Have: How will the value of my investment in a Policy change over time? Additional Information: Separate Account USL VL-R.

ITEM NO.                                   ADDITIONAL INFORMATION
-----------------------------              --------------------------------------------------------------------------------------
17(a), 17(b)                               Captions referenced under Items 10(c), 10(d), and 10(e).
17(c)                                      Inapplicable.**
18(a)                                      Captions referred to under Item 16.
18(b), 18(d)                               Inapplicable.**
18(c)                                      Additional Information: Separate Account USL VL-R.
19                                         Additional Information: Separate Account USL VL-R; Performance Information: Our Reports
                                            to Policy Owners.
20(a), 20(b), 20(c), 20(d), 20(e), 20(f)   Inapplicable.**
21(a), 21(b)                               Basic Questions You May Have: How can I access my investment in a Policy? Additional
                                             Information: Payment of Policy Proceeds.
21(c)                                      Inapplicable.**
22                                         Additional Information: USL. Tax Effects. Payment of Policy Proceeds. Service Agreements.
23                                         Inapplicable.**
24                                         Additional Information: Additional Rights That We Have.
25                                         Additional Information: USL.
26                                         Inapplicable, because the Separate Account has not commenced operations.
27                                         Inapplicable, because the Separate Account has not commenced operations.
28                                         Additional Information: USL's Management.
29                                         Additional Information: USL.
30, 31, 32, 33, 34                         Inapplicable, because the Separate Account has not commenced operations.
35                                         Inapplicable, because the Separate Account has not commenced operations.
36                                         Inapplicable.**
37                                         None.
38, 39                                     Additional Information: Distribution of the Policies.
40                                         Inapplicable, because the Separate Account has not commenced operations.
41(a)                                      Additional Information: Distribution of the Policies.


41(b), 41(c)                               Inapplicable**
42, 43                                     Inapplicable, because the Separate Account has not commenced operations or issued any securities.
44(a)(1)                                   Basic Questions You May Have: How will the value of my investment in a Policy change over time?
44(a)(2)                                   Inapplicable.
44(a)(3), 44(a)(4), 44(a)(5), 44(a)(6)     Basic Questions You May Have: What charges will USL deduct from my investment in a Policy? Additional Information: Tax Effects.
44(b)                                      Inapplicable.**
44(c)                                      Caption referenced in 13(a), 13(c) and 13(d) above.
45                                         Inapplicable, because the Separate Account has not commenced operations.
46(a)                                      Captions referenced in 44(a) above.
46(b)                                      Inapplicable.**
47, 48, 49                                 Inapplicable.**
50                                         Inapplicable.**
51                                         Inapplicable.**
52(a), 52(c)                               Basic Questions You May Have: To what extent can USL vary the terms and conditions of the Policy in particular cases?  Additional Information: Additional Rights That We Have.
52(b)                                      Inapplicable, because the Separate Account has not commenced operations or issued any securities.
52(d)                                      None.
53(a)                                      Additional Information: Separate Account USL VL-R. Tax Effects.
53(b), 54                                  Inapplicable.**
55                                         Illustrations of Hypothetical Policy Benefits.
56-58                                      Inapplicable.**
59                                         Financial Statements.

* Registrant includes this Reconciliation and Tie in its Registration Statement in compliance with Instruction 4 as to the Prospectus as set out in Form S-6. Separate Account USL VL-R (Account) has previously filed a notice of registration as an investment company on Form N-8A under the Investment Company Act of 1940 (Act), and a Form N-8B-2 Registration Statement. Pursuant to Sections 8 and 30(b)(1) of the Act, Rule 30a-1 under the Act, and Forms N-8B-2 and N-SAR under that Act, the Account will keep its Form N-8B-2 Registration Statement current through the filing of periodic reports required by the Securities and Exchange Commission (Commission).

** Not required pursuant to either Instruction 1(a) as to the Prospectus as set out in Form S-6 or the administrative practice of the Commission and its staff of adapting the disclosure requirements of the Commission's registration statement forms in recognition of the differences between variable life insurance policies and other periodic payment plan certificates issued by investment companies and between separate accounts organized as management companies and unit investment trusts.

                            PLATINUM INVESTOR (SM)

  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (THE "POLICIES") ISSUED BY
    THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL")

ADMINISTRATIVE CENTER:                 HOME OFFICE:                     PREMIUM PAYMENTS:
(EXPRESS DELIVERY)                     390 Park Ave., 5/th/ Floor       (EXPRESS DELIVERY)
2727-A Allen Parkway                   New York, New York  10022-4684   The United States Life Insurance
Houston, Texas 77019-2191              1-212-709-6000                     Company in the City of New York
1-800-251-3720; 1-713-831-3913                                          c/o Southwest Bank of Texas
(Hearing Impaired) 1-888-436-5258                                       4400 Post Oak Parkway
Fax:  1-877-445-3098                                                    Houston, Texas 77027
(EXCEPT  PREMIUM PAYMENTS)                                              Attention:  Lockbox Processing

(U.S. MAIL)                                                             (U.S. MAIL)
VUL Administration                                                      The United States Life Insurance
P.O. Box 4880                                                             Company in the City of New York
Houston, Texas 77210-4880                                               P.O. Box 4728, Dept. L
                                                                        Houston, Texas 77210-4728

This booklet is called the "prospectus."

     Investment options. The USL declared fixed interest account is the fixed investment option for this Policy. You can also use USL's Separate Account USL VL-R ("Separate Account") to invest in the following variable investment options. You may change your selections from time to time:

                         FUND                               INVESTMENT ADVISER                    INVESTMENT OPTION
      ------------------------------------------   ------------------------------------   ----------------------------------
 .     AIM Variable Insurance Funds..............   AIM Advisors, Inc...................   AIM V.I. International Equity Fund
                                                                                          AIM V.I. Value Fund
 .     American Century Variable Portfolios, Inc.   American Century Investment.........   VP Value Fund
                                                     Management, Inc.
 .     Ayco Series Trust.........................   Ayco Asset Management...............   Ayco Large Cap Growth Fund I
 .     Dreyfus Investment Portfolios.............   The Dreyfus Corporation.............   MidCap Stock Portfolio
 .     Dreyfus Variable Investment Fund..........   The Dreyfus Corporation.............   Quality Bond Portfolio
                                                                                          Small Cap Portfolio
 .     Fidelity Variable Insurance Products Fund.   Fidelity Management & Research......   VIP Equity-Income Portfolio
                                                     Company                              VIP Growth Portfolio
                                                                                          VIP Asset Manager Portfolio
                                                                                          VIP Contrafund Portfolio
 .     Janus Aspen Series - Service Shares.......   Janus Capital.......................   International Growth Portfolio
                                                                                          Worldwide Growth Portfolio
                                                                                          Aggressive Growth Portfolio
 .     J. P. Morgan Series Trust II..............   J. P. Morgan Investment Management .   J. P. Morgan Small Company
                                                     Inc.                                   Portfolio
 .     MFS Variable Insurance Trust..............   Massachusetts Financial Services....   MFS Emerging Growth Series
                                                     Company                              MFS Research Series
                                                                                          MFS Capital Opportunities Series
                                                                                          MFS New Discovery Series
 .     Neuberger Berman Advisers Management
        Trust...................................   Neuberger Berman Management Inc.....   Mid-Cap Growth Portfolio
 .     North American Funds Variable Product
        Series I................................   American General Advisers...........   International Equities Fund
                                                                                          MidCap Index Fund
                                                                                          Money Market Fund
                                                                                          Nasdaq-100 Index Fund
                                                                                          Stock Index Fund
                                                                                          Small Cap Index Fund
                                                                                          Science & Technology Fund
 .      PIMCO Variable Insurance Trust............   Pacific Investment Management.......  PIMCO Short-Term Bond Portfolio
                                                      Company                             PIMCO Real Return Bond Portfolio
                                                                                          PIMCO Total Return Bond Portfolio
 .      Putnam Variable Trust - Class IB Shares...   Putnam Investment Management, Inc...  Putnam VT Diversified Income Fund
                                                                                          Putnam VT Growth and Income Fund
                                                                                          Putnam VT International Growth and
                                                                                            Income Fund
 .      SAFECO Resource Series Trust..............   SAFECO Asset Management.............  Equity Portfolio
                                                      Company                             Growth Opportunities Portfolio
 .      The Universal Institutional Funds, Inc....   Morgan Stanley Asset Management.....  Equity Growth Portfolio
                                                    Miller, Anderson & Sherrerd, LLP....  High Yield Portfolio
 .      Vanguard Variable Insurance Fund..........   Wellington Management Company, LLP..  High Yield Bond Portfolio
                                                    The Vanguard Group..................  REIT Index Portfolio
 .      Van Kampen Life Investment Trust..........   Van Kampen Asset Management Inc.....  Strategic Stock Portfolio
 .      Warburg Pincus Trust......................   Credit Suisse Asset Management, LLC.  Small Company Growth Portfolio

     SEPARATE PROSPECTUSES CONTAIN MORE INFORMATION ABOUT THE MUTUAL FUNDS ("FUNDS" OR "MUTUAL FUNDS") IN WHICH WE INVEST THE AMOUNTS THAT YOU ALLOCATE TO ANY OF THE ABOVE-LISTED INVESTMENT OPTIONS (OTHER THAN OUR DECLARED FIXED INTEREST ACCOUNT OPTION). THE FORMAL NAME OF EACH SUCH FUND IS SET FORTH IN THE CHART THAT APPEARS ON PAGE 1. YOUR INVESTMENT RESULTS IN ANY SUCH OPTION WILL DEPEND ON THOSE OF THE RELATED FUND. YOU SHOULD BE SURE YOU ALSO READ THE PROSPECTUS OF THE MUTUAL FUND FOR ANY SUCH INVESTMENT OPTION YOU MAY BE INTERESTED IN. YOU CAN REQUEST FREE COPIES OF ANY OR ALL OF THE MUTUAL FUND PROSPECTUSES FROM YOUR USL REPRESENTATIVE OR FROM US AT OUR ADMINISTRATIVE CENTER LISTED ABOVE.

     Other choices you have. During the insured person's lifetime, you may, within limits, (1) request a change in the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, and
(4) choose whether your accumulation value under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary.

     Charges and expenses. We deduct charges and expenses from the amounts you invest. These are described beginning on page 8.

     Right to return. If for any reason you are not satisfied with your Policy, you may return it to us and we will return you the greater of (i) all premiums paid or (ii) your accumulation value plus any taxes or charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown on the first page of this prospectus or return it to the USL representative through whom you purchased the Policy within 10 days after you receive it. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. Any additional premium we receive during the 15-day period will also be invested in the money market option and allocated to your chosen investment options at the same time as your initial net premium.

     We have designed this prospectus to provide you with information that you should have before investing in the Policies (Policy Form No. 97600N). It also contains information that will be helpful to you in exercising the various options you will have once you own a Policy. Please read the prospectus carefully and keep it for future reference.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

     THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

                   THIS PROSPECTUS IS DATED NOVEMBER 1, 2000.

GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you purchase a Platinum Investor/SM/ variable life policy ("Policy") or exercise any of your rights or privileges under a Policy.

     Basic Information. Here are the page numbers in this prospectus where you may find answers to most of your questions:

                                                               PAGES TO SEE IN
BASIC QUESTIONS YOU MAY HAVE:                                  THIS PROSPECTUS
------------------------------------------------------------------------------
 .  What are the Policies?.............................................. 1-2
 .  How can I invest money in a Policy?................................. 5-6
 .  How will the value of my investment in a Policy change over time?... 6-7
 .  What is the basic amount of insurance ("death benefit") that USL pays when the insured person dies?.................................. 7-8
 .  What charges will USL deduct from my investment in a Policy?........ 8-10
 .  What charges and expenses will the Mutual Funds deduct from amounts I invest through my Policy?................................. 10-14
 .  Must I invest any minimum amount in a Policy?....................... 14-15
 .  How can I change my Policy's investment options?.................... 15
 .  How can I change my Policy's insurance coverage?.................... 15-16
 .  What additional rider benefits might I select?...................... 16-17
 .  How can I access my investment in a Policy?......................... 17-19
 .  Can I choose the form in which USL pays out proceeds from my Policy?.......................................................... 19-20
 .  To what extent can USL vary the terms and conditions of the Policy in particular cases?................................................ 20
 .  How will my Policy be treated for income tax purposes?.............. 20-21
 .  How do I communicate with USL?...................................... 21-22

     Investment Option currently not available.  The Ayco Large Cap Growth
Fund I, although we disclose certain information about this fund, is currently not available as an investment option. This is a fund which is currently in registration with the SEC. The fund's investment advisor anticipates that this fund will be effective with the SEC and available for investment under the Policy on or about November 15, 2000. We will give you written notice when this fund becomes available.

     Illustrations of a hypothetical policy. Starting on page 22, we have included some examples of how the values of a sample Policy would change over time, based on certain assumptions we have made. Because your circumstances may vary considerably from our assumptions, your USL representative can also provide you with a similar sample illustration that is more tailored to your own circumstances and wishes.

     Additional information. You may find the answers to any other questions you have under "Additional Information" beginning on page 25, or in the forms of our Policy and riders. A table of contents for the "Additional Information" portion of this prospectus also appears on page 25. You can obtain copies of our Policy and rider forms from (and direct any other questions to) your USL representative or our Administrative Center (shown on the first page of this prospectus).

     Financial statements. We have included certain financial statements of USL in this prospectus. These begin on page Q-1.

      Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the end of this prospectus (page 51, which follows all of the financial pages). That index will tell you on what page you can read more about many of the words and phrases that we use.

BASIC QUESTIONS YOU MAY HAVE

HOW CAN I INVEST MONEY IN A POLICY?

     Premium payments. We call the investments you make in a Policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your Policy and the insured person. (Policies issued with automatic premium payment plans may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your right to return expires, as discussed on page 2, will be allocated upon receipt to the available investment options you have chosen.

     Limits on premium payments. Federal tax law limits your ability to make certain very large amounts of premium payments (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements are summarized further under "Tax Effects" beginning on page
26. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. Also, in certain limited circumstances (if your Policy is determined to be a "modified endowment contract" or if additional premiums cause the death benefit to increase more than the accumulation value), we may refuse to accept an additional premium if the insured person does not provide us with adequate evidence that he/she continues to meet our requirements for issuing insurance.

     Ways to pay premiums. You can pay premiums by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "The United States Life Insurance Company in the City of New York," or "USL." Premiums after the first premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on the first page of this prospectus. We also accept premium payments by bank draft, wire, or by exchange from another insurance company. You may obtain further information about how to make premium payments by any of these methods from your USL representative or from our Administrative Center shown on the first page of this prospectus.

     We have a premium financing program available for certain qualified applicants. If you intend to make an initial premium payment of at least $50,000 and you have a net worth of at least $3,000,000, you may qualify under this program. For more information, you may contact your registered representative or our Administrative Center at 1-800-677-3311.

     Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed.

     Under dollar cost averaging, we automatically make transfers of your accumulation value from the money market investment option to one or more of the other investment options that you choose (but not to our declared fixed interest account option). You tell us whether you want these transfers to be made monthly, quarterly, semi-annually or annually. We make the transfers as of the end of the valuation period on any day of the month except the 29th, 30th or 31st. (The term "valuation period" is described on page 35.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. You cannot participate in dollar cost averaging while also using automatic rebalancing (discussed below). Dollar cost averaging ceases upon your request, or if your accumulation value in the money market option becomes exhausted. We do not charge you for using this feature.

     Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each investment option under your Policy (other than our declared fixed interest account option) to correspond to your then current premium allocation designation. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. The date automatic rebalancing occurs will be based on the date of issue of your Policy. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. You cannot participate in this program while also participating in dollar cost averaging (discussed above). Rebalancing ends upon your request. We do not charge you for using this feature.

HOW WILL THE VALUE OF MY INVESTMENT IN A POLICY CHANGE OVER TIME?

     Your accumulation value. From each premium payment you make, we deduct the charges that we describe beginning on page 8, under "Deductions from each premium payment." We invest the rest in one or more of the investment options you have selected from the list on the front cover of this prospectus. We call the amount that is at any time invested under your Policy your "accumulation value."

     Your investment options. We invest the accumulation value that you have allocated to any investment option (except our declared fixed interest account option) in shares of a Mutual Fund that follows investment practices, policies and objectives that are appropriate to that option. Over time, your accumulation value in any investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your accumulation value will be reduced by certain charges that we deduct. We describe these charges beginning on page 8, under "What charges will USL deduct from my investment in a Policy?"

     You can review other important information about the Mutual Funds that you can choose in the separate prospectuses for those Funds. This includes information about the investment performance that each Fund's investment manager has achieved. You can request additional free copies of these prospectuses from your USL representative or from our Administrative Center. Our Administrative Center address and telephone numbers are shown on the first page of this prospectus.

     We invest any accumulation value you have allocated to our declared fixed interest account option as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in our declared fixed interest account option, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 10. The "daily charge" described on page 8 and the charges and expenses of the Mutual Funds discussed on pages 10 - 14 below do not apply to our declared fixed interest account option.

     Policies are "non-participating." You will not be entitled to any dividends from USL.

WHAT IS THE BASIC AMOUNT OF INSURANCE ("DEATH BENEFIT") THAT USL PAYS WHEN THE INSURED PERSON DIES?

     Your specified amount of insurance. In your application to buy a Platinum Investor Policy, you will tell us how much life insurance coverage you want on the life of the insured person. We call this the "specified amount" of insurance.

     Your death benefit. The basic death benefit we will pay is reduced by any outstanding loans and increased by any unearned loan interest we may have already charged. You also choose whether the basic death benefit we will pay is

     . Option 1 - The specified amount on the date of the insured person's death, or

     . Option 2 - The specified amount plus the Policy's accumulation value on the date of death.

Under Option 2, your death benefit will tend to be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value will tend to be higher under Option 1 than under Option 2.

     We will automatically pay an alternative basic death benefit if it is higher than the basic Option 1 or Option 2 death benefit (whichever you have selected). The alternative basic death benefit is computed by multiplying your Policy's accumulation value on the insured person's date of death by the following percentages:

                   TABLE OF ALTERNATIVE BASIC DEATH BENEFITS
             AS A PERCENTAGE MULTIPLE OF POLICY ACCUMULATION VALUE

INSURED
 PERSON'S      40 or
AGE*:          Under     45     50     55     60     65     70    75 to 90    95+

%:               250%   215%   185%   150%   130%   120%   115%        105%   100%

__________________________________

* Nearest birthday at the beginning of the Policy year in which the insured person dies. The percentages are interpolated for ages that are not shown here.

WHAT CHARGES WILL USL DEDUCT FROM MY INVESTMENT IN A POLICY?

     Deductions from each premium payment. We deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. Taxes currently range from .75% to 3.5%. You are not permitted to deduct the amount of these taxes on your income tax return. We also currently deduct an additional 2.5% from each after-tax premium payment. We use this 2.5% deduction primarily to pay our distribution expenses and to a lesser extent our administrative expenses, other taxes, licenses and fees related to the Policy. We have the right at any time to increase this additional charge to not more than 5% on all future premium payments.

     Daily charge. We make a daily deduction at an annual effective rate of .75% of your accumulation value that is then being invested in any of the investment options (other than our declared fixed interest option). After a Policy has been in effect for 10 years, we will reduce the rate of the charge to a maximum of .50%, and after 20 years, we will further reduce the charge to a maximum of .25%. The daily deduction charges, including the current charge of
 .75%, are the maximums we may charge; we may charge less, but we can never charge more.

     Flat monthly charge. We will deduct $6 per month from your accumulation value. Also, we have the right to raise this charge at any time to not more than $12 per month.

     Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

 . a greater amount at risk results in a higher monthly insurance charge; and . a higher cost of insurance rate also results in a higher monthly insurance charge.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy.

Our current rates are lower for insured persons in most age and risk classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

     In general, our cost of insurance rates increase with the insured person's age. The longer you own your Policy, the higher the cost of insurance rate will be. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male.

     Similarly, our current cost of insurance rates are generally lower for non-smokers than smokers, and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or non-work related risks may be charged higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policy.

     Finally, our current cost of insurance rates are lower for Policies having a specified amount of at least $1,000,000 on the day the charge is deducted. This means that if your specified amount for any reason decreases from $1,000,000 or more to less than $1,000,000, your subsequent cost of insurance rates will be higher under your Policy than they otherwise would be. The reverse is also true. Our cost of insurance rates also are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

     Under New York law, a portion of our cost of insurance rates is used to recover acquisition costs associated with issuing your Policy. Such charges are higher in the early policy years.

     Under New York law, any changes in the cost of insurance rates, interest rates, mortality and expense charges, percentage of premium charges or the monthly administration fee will be based on our expectations as to investment earnings, mortality, persistency and expenses (including, reinsurance costs and applicable tax charges.) Such changes in policy cost factors will be determined in accordance with procedures and standards on file with the New York Insurance Department and will be determined at least every five years.

     Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select certain additional benefit riders. These are described beginning on page 16, under "What additional rider benefits might I select?"

     Surrender charge. The Policies have a surrender charge that applies for the first 10 Policy years (and the first 10 years after any increase in the Policy's specified amount). The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. The maximum amount of the surrender charge will be shown on pages 23 and 24 of the Policy. It may initially be as high as $40 per $1,000 of specified amount or as low as $1.80 per $1,000 of specified amount (or any increase in the specified amount). Any amount of surrender charge decreases automatically by a constant amount each year beginning in the fourth year of its 10 year period referred to above until, in the eleventh year, it is zero.

     We are permitted to not charge some or all of the surrender charges under certain limited circumstances, according to the terms of a Policy endorsement.

     We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender of a Policy. Upon a requested decrease in such a Policy's specified amount of coverage, we will deduct any remaining amount of the surrender charge that was associated with the specified amount that is canceled. This includes any specified amount decrease that, as described under "Partial surrender" beginning on page 17, results from any requested partial surrender. For this purpose, we deem the most recent increases of specified amount to have been canceled first.

     Partial surrender fee. We will charge you the lesser of 5% of the surrender amount or a $25 fee for each partial surrender you make.

     Charge for taxes. We can adjust charges in the future on account of federal or state taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value.

     Transfer Charges. We also reserve the right to charge a fee of $25.00 for each transfer in excess of 12 during a policy year. Any such suspension or charge will be administered in a nondiscriminatory manner. The $25.00 charge will not apply to transfers made under the Dollar Cost Averaging or Automatic Rebalancing provisions.

     Allocation of charges. You may choose the investment options from which we deduct all monthly charges. If you do not choose or have enough accumulation value in the investment options you select, we will deduct these charges in proportion to the amount of accumulation value you then have in each investment option. Any surrender charge upon a decrease in specified amount that is requested under a Platinum Investor Policy will be allocated in the same manner as if it were a monthly deduction.

WHAT CHARGES AND EXPENSES WILL THE MUTUAL FUNDS DEDUCT FROM AMOUNTS I INVEST THROUGH MY POLICY?

Each Mutual Fund pays its investment management fees and other operating expenses. Because they reduce the investment return of a Fund, these fees and expenses also will reduce the return you will earn on any accumulation value that you have invested in that Fund. The charges and expenses that we show in the following table are for each Fund's most recent fiscal year ended, unless we indicate otherwise:

THE MUTUAL FUNDS' ANNUAL EXPENSES/1/  (as a percentage of average net assets)

                                              FUND                    OTHER FUND         TOTAL FUND
                                           MANAGEMENT                 OPERATING          OPERATING
                                          FEES (AFTER              EXPENSES (AFTER    EXPENSES (AFTER
                                            EXPENSE       12B-1        EXPENSE            EXPENSE
             NAME OF FUND                REIMBURSEMENT)    FEES     REIMBURSEMENT)     REIMBURSEMENT)
             ------------                --------------   ------   ----------------   ----------------
AIM VARIABLE INSURANCE FUNDS:/1/
AIM V.I. International Equity Fund                0.75%                       0.22%              0.97%
AIM V.I. Value Fund                               0.61%                       0.15%              0.76%
AMERICAN CENTURY VARIABLE
 PORTFOLIOS, INC.:/1/
VP Value Fund                                     1.00%                       0.00%              1.00%
AYCO SERIES TRUST:/1, 2/
Ayco Large Cap Growth Fund I                      0.00%                       1.00%              1.00%
DREYFUS INVESTMENT PORTFOLIOS:/1/
MidCap Stock Portfolio/3/                         0.75%                       0.22%              0.97%
DREYFUS VARIABLE INVESTMENT
 FUND:/1/
Quality Bond Portfolio                            0.65%                       0.09%              0.74%
Small Cap Portfolio                               0.75%                       0.03%              0.78%
FIDELITY VARIABLE INSURANCE
 PRODUCTS FUND:/1, 4/
VIP Equity-Income Portfolio                       0.48%    0.25%              0.10%              0.83%
VIP Growth Portfolio                              0.58%    0.25%              0.10%              0.93%
VIP Asset Manager Portfolio                       0.53%    0.25%              0.11%              0.89%
VIP Contrafund Portfolio                          0.58%    0.25%              0.12%              0.95%
JANUS ASPEN SERIES - SERVICE
 SHARES:/5/
International Growth Portfolio                    0.65%    0.25%              0.11%              1.01%
Worldwide Growth Portfolio                        0.65%    0.25%              0.05%              0.95%
Aggressive Growth Portfolio                       0.65%    0.25%              0.02%              0.92%

                                                    (Footnotes begin on page 13)

                                              FUND                    OTHER FUND         TOTAL FUND
                                           MANAGEMENT                 OPERATING          OPERATING
                                          FEES (AFTER              EXPENSES (AFTER    EXPENSES (AFTER
                                            EXPENSE       12B-1        EXPENSE            EXPENSE
             NAME OF FUND                REIMBURSEMENT)    FEES     REIMBURSEMENT)     REIMBURSEMENT)
             ------------                --------------   ------   ----------------   ----------------
J. P. MORGAN SERIES TRUST II:/1/
J. P. Morgan Small Company                        0.60%                       0.55%              1.15%
     Portfolio/3/
MFS VARIABLE INSURANCE TRUST:/1/
MFS Emerging Growth Series /3/                    0.74%                       0.09%              0.83%
MFS Research Series /3/                           0.74%                       0.11%              0.85%
MFS Capital Opportunities Series/3/               0.74%                       0.16%              0.90%
MFS New Discovery Series/3/                       0.88%                       0.17%              1.05%
NEUBERGER BERMAN ADVISERS
 MANAGEMENT TRUST:/1/
Mid-Cap Growth Portfolio/3/                       0.85%                       0.15%              1.00%
NORTH AMERICAN FUNDS VARIABLE
 PRODUCT SERIES I:/1/
International Equities Fund                       0.35%                       0.08%              0.43%
MidCap Index Fund                                 0.31%                       0.07%              0.38%
Money Market Fund                                 0.50%                       0.07%              0.57%
Nasdaq-100 Index Fund /6/                         0.40%                       0.10%              0.50%
Stock Index Fund                                  0.26%                       0.06%              0.32%
Small Cap Index Fund                              0.35%                       0.04%              0.39%
Science & Technology Fund                         0.90%                       0.05%              0.95%
PIMCO VARIABLE INSURANCE
 TRUST:/1, 7/
PIMCO Short-Term Bond Portfolio/3/                0.25%                       0.35%              0.60%
PIMCO Real Return Bond Portfolio/3/               0.25%                       0.40%              0.65%
PIMCO Total Return Bond                           0.25%                       0.40%              0.65%
 Portfolio/3/
PUTNAM VARIABLE TRUST - CLASS IB
 SHARES:/8/
Putnam VT Diversified Income Fund                 0.68%    0.15%              0.10%              0.93%

                                                    (Footnotes begin on page 13)

                                              FUND                    OTHER FUND         TOTAL FUND
                                           MANAGEMENT                 OPERATING          OPERATING
                                          FEES (AFTER              EXPENSES (AFTER    EXPENSES (AFTER
                                            EXPENSE       12B-1        EXPENSE            EXPENSE
             NAME OF FUND                REIMBURSEMENT)    FEES     REIMBURSEMENT)     REIMBURSEMENT)
             ------------                --------------   ------   ----------------   ----------------
Putnam VT Growth and Income                       0.46%    0.15%              0.04%              0.65%
 Fund
Putnam VT International Growth                    0.80%    0.15%              0.18%              1.13%
 and Income Fund
SAFECO RESOURCE SERIES TRUST:/1/
Equity Portfolio                                  0.74%                       0.02%              0.76%
Growth Opportunities Portfolio                    0.74%                       0.04%              0.78%
THE UNIVERSAL INSTITUTIONAL FUNDS,
 INC.:/1/
Equity Growth Portfolio/3/                        0.29%                       0.56%              0.85%
High Yield Portfolio/3/                           0.19%                       0.61%              0.80%
VANGUARD VARIABLE INSURANCE
 FUND:
High Yield Bond Portfolio                         0.26%                       0.03%              0.29%
REIT Index Portfolio                              0.15%                       0.12%              0.27%
VAN KAMPEN LIFE INVESTMENT
 TRUST:/1/
Strategic Stock Portfolio/3/                      0.24%                       0.41%              0.65%
WARBURG PINCUS TRUST:/1/
Small Company Growth Portfolio                    0.90%                       0.24%              1.14%

--------------------------------------------------------------------------------

/1/ The Mutual Funds' advisers or administrators have entered into arrangements under which they pay certain amounts to USL. The fees do not have a direct relationship to the Mutual Funds' Annual Expenses, and do not increase the amount of charges you pay under your Policy. (See "Certain arrangements" under "More About Policy Charges" and "Service Agreements").

/2/ Fees and charges for Ayco Series Trust are for fiscal year 2000 and are the fees and charges that the trust anticipates it will charge when this fund becomes available. We will give you written notice of any changes to this footnote when this fund becomes available under the Policy.

/3/ For the Funds indicated, management fees and other expenses as shown for fiscal year 1999 would have been the percentages shown below without certain voluntary expense reimbursements from the investment adviser. Current and future fees and expenses may vary from the fiscal year 1999 fees and expenses.

                                             MANAGEMENT      OTHER          TOTAL
                                                FEES       EXPENSES    ANNUAL EXPENSES
                                             -----------   ---------   ----------------
DREYFUS INVESTMENT PORTFOLIOS
     MidCap Stock Portfolio                        0.75%       0.71%              1.46%

                                                 (Footnotes continue on page 14)

                                             MANAGEMENT      OTHER          TOTAL
                                                FEES       EXPENSES    ANNUAL EXPENSES
                                             -----------   ---------   ----------------
J.P. MORGAN SERIES TRUST II
     J.P. Morgan Small Company Portfolio           0.60%       1.97%              2.57%

MFS VARIABLE INSURANCE TRUST
     MFS Emerging Growth Series                    0.75%       0.09%              0.84%
     MFS Research Series                           0.75%       0.11%              0.86%
     MFS Capital Opportunities Series              0.75%       0.27%              1.02%
     MFS New Discovery Series                      0.90%       1.59%              2.49%

NEUBERGER BERMAN ADVISERS MANAGEMENT
 TRUST
     Mid-Cap Growth Portfolio                      0.85%       0.23%              1.08%

PIMCO VARIABLE INSURANCE TRUST
     PIMCO Short-Term Bond Portfolio               0.25%       1.17%              1.42%
     PIMCO Real Return Bond Portfolio              0.25%       0.67%              0.92%
     PIMCO Total Return Bond Portfolio             0.25%       0.44%              0.69%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
     Equity Growth Portfolio                       0.55%       0.56%              1.11%
     High Yield Portfolio                          0.50%       0.61%              1.11%

VAN KAMPEN LIFE INVESTMENT TRUST
     Strategic Stock Portfolio                     0.50%       0.41%              0.91%

No other Funds received any such reimbursements.
/4/ The prospectuses for Fidelity Variable Insurance Products Fund under "Fund Distribution" discuss this 12b-1 fee.

/5/ Expenses are based on the estimated expenses that the new Service Shares class of each Portfolio expects to incur in its initial fiscal year. The prospectus for Janus Aspen Series under "Fees and Expenses" discusses the 12b-1 fee.

/6/ Fees and charges for the Nasdaq-100 Index Fund are estimated for the current fiscal year.

/7/ USL has entered into a service agreement with PIMCO Variable Insurance Trust under which a portion of the Other Fund Operating Expenses is paid to USL to reimburse USL for services provided to the PIMCO Variable Insurance Trust.

/8/ The prospectus for Putnam Variable Trust - Class IB Shares under "Distribution Plan" discusses this 12b-1 fee.

MUST I INVEST ANY MINIMUM AMOUNT IN A POLICY?

     Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to have us bill you. Our current practice is to bill quarterly, semi-annually or annually. However, payment of this amount or any other specific amounts of premiums is not mandatory. You need to invest enough to ensure that your Policy's accumulation value, less any indebtedness and after your monthly deductions, stays above zero. The less you invest, the more likely it is that your Policy's accumulation value, less any indebtedness and after your monthly deductions, could fall to zero, as a result of the deductions we periodically make from your accumulation value.

     Policy lapse and reinstatement. If your Policy's accumulation value does fall to zero, we will notify you and give you a grace period of 61 days to pay at least the amount we estimate is necessary to keep your Policy in force for a reasonable time. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. Also, you will have to pay enough premium to keep your Policy in force for two months as well as pay or reinstate any indebtedness. In the Policy, you will find additional information about the values and terms of a Policy after it is reinstated.

HOW CAN I CHANGE MY POLICY'S INVESTMENT OPTIONS?

     Future premium payments. You may at any time change the investment options in which your future premiums will be invested. Your allocation must, however, be in whole percentages that total 100%.

     Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. Unless you are transferring the entire amount you have in an investment option, each transfer must be at least $500. See "Additional Rights That We Have," beginning on page 40. Also, you may not in any one Policy year make transfers out of our declared fixed interest account option that aggregate more than 25% of the accumulation value you had invested in that option at the beginning of that Policy year.

     You may make transfers at any time, except that transfers out of our declared fixed interest account option must be made within 60 days after a Policy anniversary. We will not honor any request received outside that period.

     Market timing. The Policies are not designed for professional market timing organizations or other entities using programmed and frequent transfers. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable period.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

     Increase in coverage. You may at any time request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. The monthly insurance charge for the increase will be based on the age and risk class of the insured person at the time of the increase. Also, a new amount of surrender charge applies to the specified amount increase. These amounts are the same as they would be if we were instead issuing the same amount of additional coverage as a new Policy.

     Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. The minimum is $100,000 (or, if greater, the minimum amount that the tax law requires. At the time of a decrease under such a

Policy, we will deduct from the Policy's accumulation value an amount of any remaining surrender charge. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. We compute the amount we deduct in the manner described on page 34, under "Decreases in the specified amount."

     Change of death benefit option. You may at any time request us to change your coverage from death benefit Option 1 to 2 or vice-versa.

     . If you change from Option 1 to 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change.

     . If you change from Option 2 to 1, we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 26 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

WHAT ADDITIONAL RIDER BENEFITS MIGHT I SELECT?

     You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

     . Accidental Death Benefit Rider, which pays an additional death benefit if the insured person dies from certain accidental causes.

     . Children's Insurance Benefit Rider, which provides term life insurance coverage on the eligible children of the person insured under the Policy. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion.

     . Waiver of Monthly Deduction Rider, under which we will waive all monthly charges under your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 55.

     Tax consequences of additional rider benefits. Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 26. You should consult a qualified tax adviser.

HOW CAN I ACCESS MY INVESTMENT IN A POLICY?

     Full surrender. You may at any time, without charge, surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, less any surrender charge that then applies. We call this your "cash surrender value." Because of the surrender charge, it is unlikely that your Policy will have any cash surrender value during at least the first year.

     Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500.

     . If the Option 1 death benefit is then in effect, we will also automatically reduce your Policy's specified amount of insurance by the amount of your withdrawal and any related charges.

     . If we reduce your Policy's specified amount because you have requested a partial surrender while the Option 1 death benefit is in effect, we will deduct the same amount of surrender charge, if any, that would have applied if you had requested such specified amount decrease directly. See "Decreases in the specified amount," on page 34.

    . We will not permit a partial surrender if it would cause your Policy to fail to qualify as life insurance under the tax laws or if it would cause your specified amount to fall below the minimum allowed.

    . You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the withdrawal in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     Option to Exchange Policy During First 18 Months. Under New York law, at any time during the first 18 months from the Date of Issue of your Policy, and while the Policy is in force on a premium paying basis, it may be exchanged for any general account fixed benefit plan of life insurance offered by us, subject to the following conditions:

     . the new policy will be issued with the same Date of Issue, insurance age, and risk classification as your Policy;

     . the amount of insurance will be the same as the initial amount of insurance under your Policy;

     . the new policy may include any additional benefit rider included in this policy if such rider is available for issue with the new policy;

     . the exchange will be subject to an equitable premium or cash value adjustment that takes appropriate account of the premiums and cash values under the original and new policies; and

     .    evidence of insurability will not be required for the exchange.

     Right to Convert in the Event of a Material Change in Investment Policy. Under New York law, if there is a material change in the investment policy of the Separate Account USL VL-R which has been approved by the Superintendent of the New York Department of Insurance, and you object to such change, you shall have the option to convert, without evidence of insurability, to a general account fixed benefit life insurance policy within 60 days after the later of:
(1) the effective date of such change in investment policy; or (2) the receipt of the notice of the options available.

     Policy loans. You may at any time borrow from us an amount equal to your Policy's cash surrender value (less our estimate of three months' charges and less the interest that will be payable on your loan through your next Policy anniversary.) The minimum amount of each loan is $500, or, if less, the entire remaining borrowable amount under your Policy.

     We remove from your investment options an amount equal to your loan and hold that amount as additional collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed effective annual rate of at least 4% (rather than any amount you could otherwise earn in one of our investment options). We can use interest rates greater than the guaranteed rates used to calculate accumulation values of amounts allocated to the declared fixed interest account. Interest which we apply to that portion of the declared fixed interest account will be at an annual effective rate of not less than 4.0%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not in most cases be deductible on your tax returns.

     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

     You may repay all or part (but not less than $100) of your loan at any time before the death of the Insured while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from our declared fixed interest account option. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

     Preferred loan interest rate. We will credit a higher interest rate on an amount of the collateral securing Policy loans taken out after the first 10 Policy years. The maximum amount of new loans that will receive this preferred loan interest rate for any year is:

     . 10% of your Policy's accumulation value (including any loan collateral we are holding for your Policy loans) at the beginning of the Policy year; or

     . if less, your Policy's maximum remaining loan value at that anniversary.

We intend to set the rate of interest we credit to your preferred loan collateral amount equal to the loan interest rate you are paying, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the preferred rate, provided that it will always be greater than the rate we are then crediting in connection with regular Policy loans, and will never be less than an effective annual rate of 4.5%.

     Maturity of your Policy. If the insured person is still living on the "Maturity Date" shown on page 3 of your Policy, we will automatically pay you the cash surrender value of the Policy, and the Policy will end. The maturity date is the Policy anniversary nearest the insured person's 100th birthday.

CAN I CHOOSE THE FORM IN WHICH USL PAYS OUT THE PROCEEDS FROM MY POLICY?

     Choosing a payment option. You may choose to receive the full proceeds from the Policy (and any riders) as a single sum. This includes proceeds that become payable upon the death of the insured person, full surrender or the maturity date. Alternatively, you may elect that all or part of such proceeds be applied to one or more of the following payment options:

     .    Option 1 - Equal monthly payments for a specified period of time.

     . Option 2 - Equal monthly payments of a specified amount until all amounts are paid out.

     . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     .    Option 4 - Proceeds left to accumulate with interest.

Additional payment options may also be available with our consent. We have the right to reject any payment option, if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Within 60 days after the insured person's death, any payee entitled to receive proceeds as a single sum may elect one or more payment options.

     Interest rates that we credit under each option will be at least 3%.

     Change of payment option. You may change any payment option you have elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, you or your beneficiary may have tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

TO WHAT EXTENT CAN USL VARY THE TERMS AND CONDITIONS OF THE POLICIES IN PARTICULAR CASES?

     Listed below are some variations we may make in the terms of a Policy. Any variations will be made only in accordance with uniform rules that we establish.

     Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace the other life insurance we issue with one of the Policies. Not all types of other insurance we issue are eligible to be replaced with one of the Policies. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     Policies purchased through term life conversions. We maintain rules about how to convert term insurance to a Platinum Investor Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

     Variations in expenses or risks. USL may vary the charges and other terms of the Policies where special circumstances result in sales or administrative expenses, mortality risks, or other risks that are different from those normally associated with the Policies. The New York Insurance Department may have to give its prior approval to some of these changes.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

     Generally, death benefits paid under a Policy are not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

     For further information about the tax consequences of owning a Policy, please read "Tax Effects" starting on page 26.

HOW DO I COMMUNICATE WITH USL?

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action.

     General. You should mail or express checks and money orders for premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on the first page of this prospectus.

     The following requests must be made in writing and signed by you:

     .    transfer of accumulation value;

     .    loan;

     .    full surrender;

     .    partial surrender;

     .    change of beneficiary or contingent beneficiary;

     .    change of allocation percentages for premium payments;

     .    change of allocation percentages for policy deductions;

     .    loan repayments or charges;

     .    change of death benefit option or manner of death benefit payment;

     .    change in specified amount;

     . addition or cancellation of, or other action with respect to, any rider benefits;

     .    election of a payment option for Policy proceeds; and

     .    tax withholding elections.

You should mail or express these requests to our Administrative Center at the appropriate address shown on the first page of this prospectus. You should also communicate notice of the insured person's death, and related documentation, to our Administrative Center.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may also obtain these forms from our Administrative Center or from your USL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

ILLUSTRATIONS OF HYPOTHETICAL POLICY BENEFITS

     To help explain how our Policies work, we have prepared the following tables:

                                                        PAGE TO SEE IN THIS
                    TABLE                               PROSPECTUS
                    -----                               ----------------------

     Death Benefit Option 1 - Current Charges                     24
     Death Benefit Option 1 - Guaranteed Maximum Charges          24

     The tables show how death benefits, accumulation values, and cash surrender values ("Policy benefits") under sample Platinum Investor Policies would change over time if the investment options had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. The tables are for a 45 year-old male non-tobacco user and who is a better-than-average mortality risk in other respects as well. Planned premium payments of $1,368 for an initial $100,000 of specified amount of coverage are assumed to be paid at the beginning of each Policy year for the Platinum Investor Policy. The samples assume no Policy loan has been taken. The differences between the accumulation values and the cash surrender values for the first 10 years in the tables for the Platinum Investor version are that version's surrender charges.

     Although the tables below do not include examples of a Policy with an Option 2 death benefit, such a Policy would have higher death benefits, lower cash surrender values, and a greater risk of lapse.

     Separate tables are included to show both current and guaranteed maximum charges for the Platinum Investor Policy. The charges assumed in the following tables include:

     . a daily charge at an annual effective rate of .75% for the first 10 Policy years (for both current and guaranteed maximum charges);

     . a daily charge at an annual effective rate of .50% after 10 Policy years (for both current and guaranteed maximum charges);

     . a daily charge at an annual effective rate of .25% after 20 Policy years (for both current and guaranteed maximum charges);

     . a charge for state premium tax ranging from .75% to 3.5% of each premium payment, depending on the state, assumed to be 2.0% (for both current and guaranteed maximum charges);

     . a charge of 2.5% and 5.0% from each after-tax premium payment for current charges and guaranteed maximum charges, respectively;

     . the current monthly insurance charges and guaranteed maximum monthly insurance charges for current charges and guaranteed maximum charges, respectively; and

     . a flat monthly charge of $6 and $12 for current charges and guaranteed maximum charges, respectively.

     The charges assumed by both the current and guaranteed maximum charge tables also include Mutual Fund expenses of .78% of aggregate Mutual Fund assets. This percentage is the arithmetic average of the advisory fees payable with respect to each Mutual Fund, after all reimbursements, plus the arithmetic average of all other operating expenses of each such Fund, after all reimbursements, as reflected on pages 10 - 14. We expect the reimbursement arrangements to continue in the future. If the reimbursement arrangements were not currently in effect, the arithmetic average of Mutual Fund expenses would equal .92% of aggregate Mutual Fund assets. The total assumed tax charges for all of the tables are 2.5% of premiums.

     Preliminary Information Statement and Policy Summary. We will provide you with a Buyer's Guide and a preliminary information statement describing some of the values and benefits of your Policy at the time of policy application. We will also provide you with a policy summary at the time that your Policy is delivered demonstrating the values and benefits contained in your Policy as issued.

                               PLATINUM INVESTOR

PLANNED PREMIUM $ 1,368                      INITIAL SPECIFIED AMOUNT $100,000
                                             DEATH BENEFIT OPTION 1

                                  MALE AGE 45
                                   NONSMOKER
                           ASSUMING CURRENT CHARGES

      End of                Death Benefit                   Accumulation Value              Cash Surrender Value
      Policy         Assuming Hypothetical Gross        Assuming Hypothetical Gross      Assuming Hypothetical Gross
       Year          Annual Investment Return of        Annual Investment Return of      Annual Investment Return of
-----------------   ------------------------------   ---------------------------------   ----------------------------
                        0.0%       6.0%      12.0%       0.0%      6.0%       12.0%         0.0%      6.0%     12.0%
         1          100,000    100,000    100,000        898       963       1,029            0         0         0
         2          100,000    100,000    100,000      1,762     1,949       2,144          394       581       776
         3          100,000    100,000    100,000      2,604     2,969       3,366        1,236     1,601     1,998
         4          100,000    100,000    100,000      3,402     4,004       4,685        2,205     2,807     3,488
         5          100,000    100,000    100,000      4,180     5,077       6,134        3,154     4,051     5,108
         6          100,000    100,000    100,000      4,937     6,190       7,728        4,082     5,335     6,873
         7          100,000    100,000    100,000      5,686     7,358       9,495        5,002     6,674     8,811
         8          100,000    100,000    100,000      6,405     8,560      11,432        5,892     8,047    10,919
         9          100,000    100,000    100,000      7,104     9,810      13,569        6,762     9,468    13,227
        10          100,000    100,000    100,000      7,786    11,110      15,927        7,615    10,939    15,756

        15          100,000    100,000    100,000     11,082    18,728      32,452       11,082    18,728    32,452

        20          100,000    100,000    100,000     13,617    27,914      60,049       13,617    27,914    60,049


                               PLATINUM INVESTOR

PLANNED PREMIUM $ 1,368                      INITIAL SPECIFIED AMOUNT $ 100,000
                                             DEATH BENEFIT OPTION 1

                                  MALE AGE 45
                                   NONSMOKER
                          ASSUMING GUARANTEED CHARGES

      End of                Death Benefit                   Accumulation Value              Cash Surrender Value
      Policy         Assuming Hypothetical Gross        Assuming Hypothetical Gross      Assuming Hypothetical Gross
       Year          Annual Investment Return of        Annual Investment Return of      Annual Investment Return of
-----------------   ------------------------------   ---------------------------------   ----------------------------
                       0.0%       6.0%      12.0%         0.0%     6.0%       12.0%         0.0%     6.0%     12.0%
        1          100,000    100,000    100,000          664      720         778            0        0         0
        2          100,000    100,000    100,000        1,285    1,440       1,603            0       72       235
        3          100,000    100,000    100,000        1,865    2,159       2,481          497      791     1,113
        4          100,000    100,000    100,000        2,393    2,866       3,406        1,196    1,669     2,209
        5          100,000    100,000    100,000        2,869    3,562       4,386        1,843    2,536     3,360
        6          100,000    100,000    100,000        3,295    4,246       5,425        2,440    3,391     4,570
        7          100,000    100,000    100,000        3,661    4,907       6,521        2,977    4,223     5,837
        8          100,000    100,000    100,000        3,955    5,532       7,670        3,442    5,019     7,157
        9          100,000    100,000    100,000        4,178    6,121       8,878        3,836    5,779     8,536
       10          100,000    100,000    100,000        4,321    6,662      10,144        4,150    6,491     9,973

       15          100,000    100,000    100,000        3,646    8,419      17,650        3,646    8,419    17,650

       20                0    100,000    100,000            0    7,106      27,354            0    7,106    27,354


     THE VALUES WILL CHANGE IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

     THE INVESTMENT RESULTS ARE AN EXAMPLE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                             ADDITIONAL INFORMATION

     A general overview of the Policies appears at pages 1 through 24. The additional information that follows gives more details, but generally does not repeat what is set forth above.

                                                        PAGE TO
                                                      SEE IN THIS
CONTENTS OF ADDITIONAL INFORMATION                     PROSPECTUS
----------------------------------                    ------------
USL...................................................     25
Separate Account USL VL-R.............................     26
Tax Effects...........................................     26
Voting Privileges.....................................     32
Your Beneficiary......................................     32
Assigning Your Policy.................................     33
More About Policy Charges.............................     33
Effective Date of Policy and Related Transactions.....     35
More About Our Declared Fixed Interest Account Option.     37
Distribution of the Policies..........................     37
Payment of Policy Proceeds............................     39
Adjustments to Death Benefit..........................     40
Additional Rights That We Have........................     40
Performance Information...............................     41
Our Reports to Policy Owners..........................     42
USL's Management......................................     42
Principal Underwriter's Management....................     46
Legal Matters.........................................     48
Accounting and Auditing Experts.......................     48
Actuarial Expert......................................     48
Services Agreements...................................     48
Certain Potential Conflicts...........................     49

     Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the end of this prospectus (page 51, which follows all of the financial pages). That index will tell you on what page you can read more about many of the words and phrases that we use.

USL

     USL is a stock life insurance company, which was organized under the laws of the State of New York on February 25, 1850. USL is an indirect, wholly-owned subsidiary of American General Corporation, a diversified financial services holding company engaged primarily in the insurance business. American General Financial Group is the marketing name for American General Corporation and its subsidiaries. The commitments under the Policies are USL's, and American General Corporation has no legal obligation to back those commitments.

     USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

SEPARATE ACCOUNT USL VL-R

     We hold the Mutual Fund shares in which any of your accumulation value is invested in our Separate Account USL VL-R. Separate Account USL VL-R is a "separate account," as defined by the SEC and is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. We created the separate account on August 8, 1997 under New York law.

     For record keeping and financial reporting purposes, Separate Account USL VL-R is divided into 40 separate "divisions," which correspond to the 40 variable investment options available since the inception of the Policy. The 40 divisions are currently available under certain variable life policies offered by an affiliate of USL. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

     The assets in the Separate Account are our property. The assets in the Separate Account would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to the Separate Account. Our other creditors could reach only those Separate Account assets (if any) that are in excess of the amount of our reserves and other contract liabilities under the Policies with respect to the Separate Account.

     USL also issues variable annuities through its Separate Account USL VA-R, which is also a registered investment company.

TAX EFFECTS

This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

     General. The Platinum Investor Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and (b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract" (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. Your Policy will be a "modified endowment contract" if, at any time during the first seven Policy years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the "seven-pay" test.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option or the selection of additional rider benefits. A material change will occur as a result of an increase in your Policy's specified amount of coverage, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount resulting from a partial surrender or termination of additional benefits under a rider). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract. A life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy during the insured person's lifetime will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a partial surrender. Any such distributions will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy. For modified endowment contracts, your basis is similar to the basis described above for other policies, except that your basis would be increased by the amount of any prior loan under your Policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowment contracts.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to distributions:

     .    to taxpayers 59 1/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Treasury Department has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account USL VL-R, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     In connection with the issuance of then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Mutual Funds within a separate account cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of the separate account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that USL, and not the owner of a Policy, would be considered the owner of the assets of our separate account.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Platinum Investor Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit. The Taxpayer Relief Act of 1997 gradually raises the value of the credit over the next seven years to $1,000,000. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Life Insurance in Split Dollar Arrangements. The Internal Revenue Service ("IRS") has released a technical advice memorandum ("TAM") on the taxability of the insurance policies used in certain split dollar arrangements. A TAM provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

     Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     Our taxes. We report the operations of Separate Account USL VL-R in our federal income tax return, but we currently pay no income tax on the separate account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable life insurance policy reserves. We currently make no charge to any separate account division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to our separate account or allocable to the Policies.

     Certain Mutual Funds in which your accumulation value is invested may elect to pass through to USL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to USL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to USL.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, nonresident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

VOTING PRIVILEGES

     We are the legal owner of the Funds' shares held in Separate Account USL VL-R. However, you may be asked to instruct us how to vote the Fund shares held in the various Mutual Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through Separate Account USL VL-R.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. USL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

YOUR BENEFICIARY

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the insured person's lifetime. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNING YOUR POLICY

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason, if we agree. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action taken before we receive complete notice of the assignment in good order. We are not responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial surrender, loan or payment from a Policy under a terminal illness rider. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

MORE ABOUT POLICY CHARGES

     Purpose of our charges. The charges under the Policies are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policies. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policies. These include:

     . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . investment risks (such as the risk that adverse investment performance will make it more difficult for us to reduce the amount of our daily charge for revenues below what we anticipate);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive, net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policies require us to provide will exceed what we currently project).

     If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss.

     The current charges that we deduct from premiums have been designed to compensate us for taxes we have to pay to the state where you live when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments, and certain distribution expenses. The current flat monthly charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the Policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policies as insured persons die.

     Any excess from the charges discussed in the preceding paragraph, as well as revenues from the daily charge, are primarily intended to:

     . offset other expenses in connection with the Policies (such as the costs of processing applications for Policies and other unreimbursed administrative expenses, costs of paying sales commissions and other marketing expenses for the Policies, and costs of paying death claims if the mortality experience of insured persons is worse than we expect);

     .    compensate us for the risks we assume under the Policies; or

     .    otherwise to be retained by us as profit.

The surrender charge has also been designed primarily for these purposes.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge or charge increase for any purpose.

     Change of tobacco use. If the person insured under your Policy is a tobacco user, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has stopped tobacco use for a sufficient period.

     Gender neutral Policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies (including Platinum Investor policies) in connection with an employment-related insurance or benefit plan.
In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value first to the oldest increments of specified amount to compute our net amount at risk at each cost of insurance rate. See "Monthly Insurance Charge" beginning on page 8.

     Decreases in the specified amount. An amount of any remaining surrender charge will be deducted upon a decrease in specified amount. If:

     . there have been no previous specified amount increases, the amount we deduct will bear the same proportion to the total surrender charge then applicable as the amount of the specified amount decrease bears to the Policy's total specified amount. The remaining amount of surrender charge that we could impose at a future time, however, will also be reduced proportionally.

     . there have been increases in specified amount, we decrease first those portions of specified amount that were most recently established. We also deduct any remaining amount of the surrender charge that was established with that portion of specified amount (which we pro-rate if less than that entire portion of specified amount is being canceled).

     Certain arrangements. Most of the distributors or advisers of the Mutual Funds listed on page 1 of this prospectus make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts are paid by the distributors or the advisers, and will not be paid by the Mutual Funds, the divisions or Policy owners. No payments have yet been made under these arrangements, because the number of Policies issued does not require a payment.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

     Valuation dates, times, and periods. We compute values under Policies on each day that the New York Stock Exchange is open. We call each such day a "valuation date."

     We compute policy values as of 4:00 p.m., Eastern time, on each valuation date. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period."

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's insurance rate class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the minimum first premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement." You can obtain a copy from our Administrative

Center by writing to the appropriate address shown on the first page of this prospectus or from your USL representative.

     Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign an appropriate insurance rate class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "date of issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases or decreases you request in the specified amount of insurance, and reinstatements of Policies that have lapsed take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

     . We may return premium payments if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law;

     . If you exercise the right to return your Policy described on the second page of this prospectus, your coverage will end when you mail us your Policy or deliver it to your USL representative; and

     . If you pay a premium in connection with a request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your coverage is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your request, no premium will be refunded to you except to the extent necessary to cure any violation of the maximum premium limitations under the Code. We will not apply this procedure to premiums you pay in connection with reinstatement requests.

MORE ABOUT OUR DECLARED FIXED INTEREST ACCOUNT OPTION

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared fixed interest account option. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our declared fixed interest account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our declared fixed interest account option. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. We can at any time change the rate of interest we are paying on any accumulation value allocated to our declared fixed interest account option, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is possible that, at any time, different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our declared fixed interest account option. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our declared fixed interest account option will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

DISTRIBUTION OF THE POLICIES

     American General Securities Incorporated ("AGSI") is the principal underwriter of the Policies. AGSI is a wholly-owned subsidiary of American General Life Insurance Company. AGSI's principal office is at 2727 Allen Parkway, Houston, Texas 77019. AGSI was organized as a Texas corporation on March 8, 1983 and is a registered broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AGSI is also the principal underwriter for USL's Separate Account USL VA-R and for American General Life Insurance Company's Separate Accounts A, D and VL-R, and Separate Account E of American General Life Insurance Company of New York, which is a wholly-owned subsidiary of American General Life Insurance Company. These separate accounts are registered investment companies. AGSI, as the principal underwriter, is not paid any fees on the Policies.

     We and AGSI have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. AGSI also has its own registered representatives who will sell the Policies, and we will pay compensation to AGSI for these sales.

     The compensation payable to broker-dealers or banks for sales of the Policies may vary with the sales agreement, but is generally not expected to exceed:

     . 90% of the premiums paid in the first Policy year up to a "target" amount;

     . 4% of the premiums not in excess of the target amount paid in each of Policy years 2 through 10;

     . 2.5% of all premiums in excess of the target amount paid in any of Policy years 1 through 10; and

     . .25% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options after Policy year 1.

The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

     The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

     We pay a comparable amount of compensation to the broker-dealers or banks with respect to any increase in the specified amount of coverage that you request as long as additional premium is paid on the increase.

     At our sole discretion, we may pay certain broker-dealers an additional expense allowance payment of up to 5% of first year target premium. In the event that the broker-dealer personally produces any particular policy, and we determine that such broker-dealer qualifies in the aggregate for some additional expense allowance payment, such broker-dealer would only be eligible to receive an additional expense allowance payment of up to 1% (instead of the 5% stated above) of first year target premium as to that policy.

     Whether or not a particular broker-dealer may be eligible to receive this discretionary payment will, at a minimum, depend upon the ratio of the broker-dealers total production offset by our expenses relative to such production. In the event that we determine, in our sole discretion, that a particular broker-dealer is eligible for an additional expense allowance payment, such broker-dealer will ensure that none of the additional expense allowance payment is passed on to a registered representative.

     We pay the compensation directly to AGSI or any other selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described on page 8 of the prospectus. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

PAYMENT OF POLICY PROCEEDS

     General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of declared fixed interest account option proceeds. We have the right, however, to defer payment or transfers of amounts out of our declared fixed interest account option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of separate account proceeds. We reserve the right to defer payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account USL VL-R, if:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted;

     . an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the accumulation value; or

     .    the SEC by order permits the delay for the protection of owners.

Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application and any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination.

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

     . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

ADJUSTMENTS TO DEATH BENEFIT

     Suicide. If the insured commits suicide during the first two Policy years, we will limit the death benefit proceeds to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders. A new two year period begins if you increase the specified amount. You can increase the specified amount only if the insured is living at the time of the increase. In this case, if the insured commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. If the insured person dies during the Policy's grace period, we will deduct any overdue monthly charges from the insurance proceeds.

ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance on a pro-rata basis to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . change interest rates and charges as long as we stay within the minimum and maximum charges permitted in your Policy;

     . change the underlying Mutual Fund that any investment option uses or make any new Mutual Fund available to you;

     . add or delete investment options, combine two or more investment options, or withdraw assets relating to Platinum Investor from one investment option and put them into another;

     . make any changes required to comply with the requirements of any investment option;

     . operate the separate account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Our separate account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval.

PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of the Separate Account USL VL-R in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges.

     We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning, and The Wall Street Journal. We also may advertise ratings of USL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any division reflects the performance of a hypothetical Policy and is not illustrative of how actual investment performance would affect the benefits under your Policy. You should not consider such performance information to be an estimate or guarantee of future performance.

OUR REPORTS TO POLICY OWNERS

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

USL'S MANAGEMENT

     The directors, executive officers, and (to the extent responsible for variable life operations) the other principal officers of USL are listed below.

NAME                                  BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----                                  ------------------------------------------
Rodney O. Martin, Jr.                 Director and Chairman of the Board of USL
                                      since June 1997. Chief Executive Officer
                                      of USL since March 2000. President and CEO
                                      of American General Life Insurance Company
                                      (August 1996 - July 1998). President of
                                      American General Life Insurance Company of
                                      New York (November 1995 - August 1996).
                                      Vice President Agencies, with Connecticut
                                      Mutual Life Insurance Company
                                      (1990 - 1995).

James P. Corcoran                     Director of USL since September 1999 and
                                      Vice Chairman since March 2000. Partner
                                      with Cadwalader, Wickersham & Taft, New
                                      York, New York (1995 - 1998). Partner with
                                      Donovan, Leisure, Newton & Irvine, New
                                      York, New York (1992 - 1995).

NAME                                  BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----                                  ------------------------------------------
Donald W. Britton                     President of USL since September 1999.
                                      Director of USL since June 1999. Director
                                      of American General Life Insurance Company
                                      since April 1999 and President since April
                                      2000. President of First Colony Life,
                                      Lynchburg, Virginia (1996 - April 1999)
                                      and Executive Vice President of First
                                      Colony Life (1992 - 1996).

David J. Dietz                        President - Individual Insurance
                                      Operations of USL since September 1997.
                                      Director of USL since November 1997.
                                      President of Prudential Select Life,
                                      Newark New Jersey (August 1990 - September
                                      1997).

William M. Keeler                     President - Group Insurance Operations of
                                      USL since June 1998. President and Chief
                                      Executive Officer of American General
                                      Indemnity Company, USLIFE Agency Services
                                      and American General Assurance Company,
                                      Schaumburg, Illinois since July 1998.
                                      President and Chief Executive Officer of
                                      USLIFE Indemnity Company (May 1995 - May
                                      1998.)

David A. Fravel                       Executive Vice President of USL since
                                      September 1998 and a Director of USL since
                                      November 1997. Director and Senior Vice
                                      President of American General Life
                                      Insurance Company since November 1996.
                                      Elected Executive Vice President in April,
                                      1998. Senior Vice President Massachusetts
                                      Mutual, Springfield, Missouri (March
                                      1996 - June 1996); Vice President, New
                                      Business, Connecticut Mutual Life,
                                      Hartford, Connecticut (December 1978 -
                                      March 1996).

David L. Herzog                       Director and Executive Vice President and
                                      Chief Financial Officer of USL since March
                                      2000. Executive Vice President and Chief
                                      Financial Officer of American General Life
                                      Insurance Company since February 2000.
                                      Vice President of General American,
                                      St. Louis, Missouri (June 1991 - February
                                      2000).

John V. LaGrasse                      Director of USL since September 1999.
                                      Executive Vice President and Chief
                                      Technology Officer of USL since June 1998.
                                      Director, Senior Vice President and Chief
                                      Systems Officer of American General Life
                                      Insurance Company since August 1996.
                                      Elected Executive Vice President in July,
                                      1998. Prior thereto, Director of Citicorp
                                      Insurance Services, Inc., Dover, Delaware
                                      (1986 - 1996).

NAME                                  BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----                                  ------------------------------------------
Brian D. Murphy                       Executive Vice President of USL since
                                      September 1999. Elected Executive Vice
                                      President of American General Life
                                      Insurance Company in July 1999. Senior
                                      Vice President-Insurance Operations of
                                      American General Life Insurance Company
                                      (April 1998 - July 1999). Vice President-
                                      Sales, Phoenix Home Life, Hartford, CT
                                      (January 1997 - April 1998). Vice
                                      President of Underwriting and Issue,
                                      Phoenix Home Life (July 1994 - January
                                      1997).

Don M. Ward                           Executive Vice President of USL since
                                      March 2000. Elected Executive Vice
                                      President of American General Life
                                      Insurance Company in April 2000. Senior
                                      Vice President-Variable Products-Marketing
                                      of American General Life Insurance Company
                                      in (February 1998 - April 2000). Vice
                                      President of Pacific Life Insurance
                                      Company, Newport Beach, CA (1991 -
                                      February 1998).

Thomas M. Zurek                       General Counsel of USL since December
                                      1998. Executive Vice President since
                                      September 1999. Secretary of USL (June
                                      1999 - June 2000). In February 1998 named
                                      as Senior Vice President and Deputy
                                      General Counsel of American General
                                      Corporation. Attorney Shareholder with
                                      Nyemaster, Goode, Voigts, West, Hansell &
                                      O'Brien, Des Moines, Iowa (June 1992 -
                                      February 1998).

Wayne A. Barnard                      Senior Vice President of USL since
                                      September 1998. Senior Vice President of
                                      American General Life Insurance Company
                                      since November 1997 and Vice President
                                      since February, 1991.

Robert M. Beuerlein                   Senior Vice President and Chief Actuary of
                                      USL since September 1999. Senior Vice
                                      President and Chief Actuary of American
                                      General Life Insurance Company since
                                      September 1999. Previously held position
                                      of Vice President of American General Life
                                      Insurance Company since December 1998.
                                      Director, Senior Vice President and Chief
                                      Actuary of The Franklin Life Insurance
                                      Company, Springfield, Illinois (January
                                      1991 - June 1999).

Don L. Bolen                          Senior Vice President - Dallas Service
                                      Center of USL since June 1999. Vice
                                      President of USL from 1990.

Felix C. Curcuru                      Senior Vice President of USL since 1967.

William F. Guterding                  Senior Vice President and Chief
                                      Underwriting Officer of USL since October
                                      of 1991.

NAME                                  BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----                                  ------------------------------------------
Kevin Harty                           Senior Vice President of USL since January
                                      1995. Vice President of Sales for Security
                                      Mutual Life Insurance Company, Binghamton,
                                      New York. (January 1989 - December 1994).

Robert F. Herbert, Jr.                Senior Vice President of USL since
                                      September 1998 and a Director of USL since
                                      June 1997. Director, Senior Vice President
                                      and Treasurer of American General Life
                                      Insurance Company since May 1996, and
                                      Controller and Actuary from June 1988 to
                                      May 1996.

William J. Leary                      Senior Vice President of USL since June
                                      1999. Vice President of Aetna U.S.
                                      Healthcare, Hartford, Connecticut (1995 -
                                      1999). Vice President of Healthnetwork,
                                      Oakbrook, Illinois (1994 - 1995).

Simon J. Leech                        Senior Vice President of USL since
                                      September 1998. In July 1997 named as
                                      Senior Vice President-Houston Service
                                      Center for American General Life Insurance
                                      Company. Various positions with American
                                      General Life Insurance Company since 1981,
                                      including Director of Policy Owners'
                                      Service Department in 1993, and Vice
                                      President-Policy Administration in 1995.

Randy J. Marash                       Senior Vice President of USL since July
                                      1991.

Robert Stuchiner                      Senior Vice President of USL since
                                      September 1998. Chief Marketing Office of
                                      TowerMark Brokerage Services, Inc., New
                                      York, New York (September 1990 - September
                                      1998).

Alfred N. Thome                       Senior Vice President of USL since
                                      September 2000. Senior Vice President of
                                      American General Assurance Company,
                                      Neptune, New Jersey, since August 1998.
                                      Executive Vice President of USLIFE Credit
                                      Life Insurance Company, Schaumburg,
                                      Illinois (June 1995 - August 1998).

Roy Van Washington                    Senior Vice President and Chief Compliance
                                      Officer of USL since May 2000. Vice
                                      President of Lincoln National Life, Fort
                                      Wayne, Indiana (August 1989 - May 2000).

William A. Bacas                      Director of USL since June 1997. Partner
                                      with Bacas & Krogmann, Attorneys at Law,
                                      Glens Falls, NY since 1972.

John R. Corcoran                      Director of USL since June 1997. Currently
                                      retired. Various positions, including Vice
                                      President of Sales, for Mutual Life of New
                                      York, New York, New York (1956 - 1996).

NAME                                  BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----                                  ------------------------------------------
Patricia O. Ewers                     Director of USL since June 1997. President
                                      of Pace University, New York, New York
                                      since 1990.

Thomas H. Fox                         Director of USL since June 1997. Director
                                      of American General Life Insurance Company
                                      since 1995 and Director of Swiss Re
                                      America Holding Corporation, New York, New
                                      York since 1992.

William J. O'Hara, Jr.                Director of USL since June 1997. Chief
                                      Executive Officer of A J Tech, Vista,
                                      California since 1997. President of
                                      William J. O'Hara, New York, New York
                                      (1992 - 1996).

George B. Trotta                      Director of USL since June 1997. Currently
                                      retired. Senior Vice President of
                                      Metropolitan Life Insurance Company, New
                                      York, New York (1982 - 1995).

     The principal business address of each officer listed above is our Home Office; except that the street number for Messrs. Fravel, LaGrasse, Martin, Herzog, Britton and Zurek is 2929 Allen Parkway, the street number for Mr. Friend is 2727 Allen Parkway, the street address for Messrs. Herbert, Barnard, Murphy, Beuerlein and Leech is 2727-A Allen Parkway, the street address for Messrs. Keeler, Curcuru, Leary and Marash is 3600 Rt. 66, Neptune, New Jersey and the street address for Mr. Bolen is 6363 Forest Park Road, Dallas, Texas 75235.

PRINCIPAL UNDERWRITER'S MANAGEMENT

The directors and principal officers of the principal underwriter are:

                                                POSITION AND OFFICES
                                                WITH UNDERWRITER,
NAME AND PRINCIPAL                              AMERICAN GENERAL
BUSINESS ADDRESS                                SECURITIES, INCORPORATED
------------------                              ------------------------
F. Paul Kovach, Jr.                             Director and Chairman,
American General Securities Incorporated        President and Chief Executive Officer
2727 Allen Parkway
Houston, TX 77019

Rodney O. Martin, Jr.                           Director and Vice Chairman
American General Life Companies
2929 Allen Parkway
Houston, TX 77019

                                                POSITION AND OFFICES
                                                WITH UNDERWRITER,
NAME AND PRINCIPAL                              AMERICAN GENERAL
BUSINESS ADDRESS                                SECURITIES, INCORPORATED
------------------                              ------------------------
Donald W. Britton                               Director and Assistant
American General Life Companies                 Vice President
2929 Allen Parkway
Houston, TX  77019

Royce G. Imhoff, II                             Director
American General Life Companies
2727-A Allen Parkway
Houston, Texas 77019

Alice T. Kane                                   Director
American General Retirement Services
125 Maiden Lane
New York, New York 10038

John A. Kalbaugh                                Vice President -
American General Life Companies                 Chief Marketing Officer
2727 Allen Parkway
Houston, TX 77019

Sander J. Ressler                               Vice President,
2727 Allen Parkway                              Chief Compliance Officer and
Houston, TX  77019                              Secretary

Don M. Ward                                     Vice President
American General Life Companies
2727 Allen Parkway
Houston, TX 77019

Pauletta P. Cohn                                Assistant Secretary
American General Life Companies
2727 Allen Parkway
Houston, TX  77019

Robert F. Herbert, Jr.                          Assistant Treasurer
American General Life Companies
2727-A Allen Parkway
Houston, Texas 77019

D. Lynne Walters                                Assistant Tax Officer
2929 Allen Parkway
Houston, TX 77019

LEGAL MATTERS

     We are not involved in any legal proceedings that would be considered material with respect to a Policy owner's interest in Separate Account USL VL-R. Pauletta P. Cohn, Esquire, Deputy General Counsel of American General Life Companies, an affiliate of USL, has opined as to the validity of the Policies.

ACCOUNTING AND AUDITING EXPERTS

     The consolidated balance sheets of USL as of December 31, 1999 and 1998 and the related consolidated statements of income, statements of comprehensive income, statements of shareholders' equity, and statements of cash flows for the years ended December 31, 1999, 1998 and 1997 included in this prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere in this prospectus, and are included in this prospectus in reliance upon such report of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing. The address of Ernst & Young LLP is 99 Wood Avenue South, P. O. Box 751, Iselin, NJ 08830-0471.

ACTUARIAL EXPERT

     Actuarial matters have been examined by Robert M. Beuerlein, who is Senior Vice President and Chief Actuary of USL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

SERVICE AGREEMENTS

     American General Life Companies ("AGLC") is party to an existing general services agreement with USL. AGLC, an affiliate of American General Life Insurance Company, is a corporation incorporated in Delaware on November 24, 1997. Pursuant to this agreement, AGLC provides services to USL, including most of the administrative, data processing, systems, customer services, product development, actuarial, auditing, accounting and legal services for USL and the Platinum Investor Policies.

     We have entered into various services agreements with most of the advisers or administrators for the Mutual Funds. We receive fees for the administrative services we perform. These fees do not result in any additional charges under the Policies that are not described under "What charges will USL deduct from my investment in a Policy?"

     We have entered into a services agreement with PIMCO Variable Insurance Trust under which we receive fees paid directly by this Mutual Fund for services we perform.

CERTAIN POTENTIAL CONFLICTS

     The Mutual Funds sell shares to separate accounts of insurance companies, both affiliated and not affiliated with USL. We currently do not foresee any disadvantages to you arising out of such sales. Differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various owners to conflict. For example, violation of the federal tax laws by one separate account investing in the Funds could cause the contracts funded through another separate account to lose their tax-deferred status, unless remedial action were taken. However, each Mutual Fund has advised us that its board of trustees (or directors) intends to monitor events to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that a Fund's response to any such event insufficiently protects our Policy owners, we will see to it that appropriate action is taken to do so. If it becomes necessary for any separate account to replace shares of any Mutual Fund in which it invests, that Fund may have to liquidate securities in its portfolio on a disadvantageous basis.

FINANCIAL STATEMENTS

     The financial statements of USL contained in this prospectus should be considered to bear only upon the ability of USL to meet its obligations under Platinum Investor Policies. They should not be considered as bearing upon the investment experience of Separate Account USL VL-R. No financial statements of Separate Account USL VL-R are included because, as of December 31, 1999, Separate Account USL VL-R had not yet commenced operations and had no assets or liabilities.

                                                                       PAGE TO
FINANCIAL STATEMENTS OF                                              SEE IN THIS
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK     PROSPECTUS
----------------------------------------------------------------     ----------
Report of Ernst & Young LLP, Independent Auditors...................      Q-1
Unaudited Balance Sheets as of six months ended June 30, 2000.......      Q-2
Unaudited Income Statement as of six months ended June 30, 2000.....      Q-4
Unaudited Statements of Comprehensive Income as of six months
   ended June 30, 2000..............................................      Q-5
Unaudited Statements of Shareholder's Equity as of six months ended
   ended June 30, 2000..............................................      Q-6
Unaudited Statements of Cash Flow as of six months
   ended June 30, 2000..............................................      Q-7
Notes to Financial Statements.......................................      Q-8
Report of Ernst & Young LLP, Independent Auditors...................      F-1
Balance Sheets as of December 31, 1999 and 1998.....................      F-2

                                                                       PAGE TO
FINANCIAL STATEMENTS OF                                              SEE IN THIS
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK     PROSPECTUS
----------------------------------------------------------------     ----------
Income Statements for the years ended
December 31, 1999, 1998 and 1997....................................      F-4
Statements of Comprehensive Income for
the years ended December 31, 1999, 1998 and 1997....................      F-5
Statements of Shareholder's Equity for the years
ended December 31, 1999, 1998 and 1997..............................      F-6
Statements of Cash Flows for the years ended
December 31, 1999, 1998 and 1997....................................      F-7
Notes to Financial Statements.......................................      F-8

                         Report of Independent Auditors


Board of Directors and Stockholder
The United States Life Insurance Company in the City of New York

We have reviewed the accompanying balance sheet of The United States Life Insurance Company in the City of New York as of June 30, 2000, and the related statements of income and cash flows for the six-month periods ended June 30, 2000 and 1999. These financial statements are the responsibility of the Company's management.

We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States.

We have previously audited, in accordance with accounting principles generally accepted in the United States, the balance sheets of The United States Life Insurance Company in the City of New York as of December 31, 1999 and 1998, and the related statements of income, shareholder's equity and cash flows for each of the three years in the period ended, not presented herein, and in our report dated March 21, 2000, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying balance sheet as of December 31, 1999, is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.

September 22, 2000                                  /s/ ERNST & YOUNG LLP
                                                    ---------------------------

       The United States Life Insurance Company in the City of New York

                                Balance Sheets


                                                   JUNE 30,        DECEMBER 31,
                                                     2000             1999
                                                 (UNAUDITED)
                                                 ------------------------------
                                                           (In Thousands)
ASSETS
Investments:
 Fixed maturity securities, at fair value
  (amortized cost - $1,884,522 in 2000 and
  $1,688,015 in 1999)                             $1,843,888       $1,665,005
 Equity securities, at fair value (cost - $673
  in 2000 and $673 in 1999)                              822              735
 Mortgage loans on real estate                       119,186          112,031
 Policy loans                                         79,274           82,784
 Investment real estate                                    -            1,556
 Other long-term investments                          19,299           12,948
 Short-term investments                              162,002          191,474
                                                 ------------------------------
Total investments                                  2,224,471        2,066,533

Cash                                                  10,344            8,571
Indebtedness from affiliates                           1,444            1,170
Accrued investment income                             34,193           33,724
Accounts and premiums receivable                      78,634           93,275
Reinsurance recoverable                              614,592          629,306
Deferred policy acquisition costs                    153,844          146,686
Property and equipment                                 4,458            4,345
Assets held in separate accounts                         315                -
Other assets                                          19,061           18,369
                                                 ------------------------------
Total assets                                      $3,141,356       $3,001,979
                                                 ==============================

                                                   JUNE 30,        DECEMBER 31,
                                                     2000             1999
                                                 (UNAUDITED)
                                                 ------------------------------
                                                           (In Thousands)

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
 Future policy benefits
      Life and Annuity                            $1,636,692        $1,675,300
      Accident & Health                              399,806           385,877
 Other policy claims and benefits payable            107,160           117,684
 Other policyholders' funds                          112,507           109,832
 Federal income taxes                                (53,951)          (50,189)
 Indebtedness to affiliates                            1,584             1,568
 Reinsurance payable                                 109,460           122,852
 Short-term collateralized financings                167,836                 -
 Liabilities held in separate accounts                   315                 -
 Other liabilities                                   244,160           243,988
                                                 -----------------------------
Total liabilities                                  2,725,569         2,606,912
                                                 -----------------------------
Shareholder's equity:
 Common stock, $2 par value, 1,980,658 shares
  authorized, issued, and outstanding                  3,961             3,961
 Additional paid-in capital                            8,361             8,361
 Accumulated other comprehensive income              (18,621)          (12,915)
 Retained earnings                                   422,086           395,660
                                                 -----------------------------
Total shareholder's equity                           415,787           395,067
                                                 -----------------------------
Total liabilities and shareholder's equity        $3,141,356        $3,001,979
                                                 =============================

       The United States Life Insurance Company in the City of New York

                       Statements of Income  (Unaudited)

                                                 SIX MONTHS ENDED JUNE 30,
                                                   2000             1999
                                               -----------------------------
                                                       (In Thousands)

Revenues:
 Premiums and other considerations               $109,301           $ 97,459
 Net investment income                             81,297             84,923
 Net realized investment (losses) gains            (3,532)             6,716
 Other                                              3,153              3,222
                                               -----------------------------
Total revenues                                    190,219            192,320
                                               -----------------------------


Benefits and expenses:
 Benefits                                         100,408             94,222
 Operating costs and expenses                      49,725             52,636
                                               -----------------------------
Total benefits and expenses                       150,133            146,858
                                               -----------------------------
Income before income tax expense                   40,086             45,462

Income tax expense                                 13,660             15,808
                                               -----------------------------
Net income                                       $ 26,426           $ 29,654
                                               =============================

        The United States Life Insurance Company in the City of New York

                 Statements of Comprehensive Income (Unaudited)


                                                   SIX MONTHS ENDED JUNE 30,
                                                     2000             1999
                                               -------------------------------
                                                         (In Thousands)


Net income (loss)                                  $ 26,426          $  29,654
                                               -------------------------------

Other comprehensive (loss) income:

 Gross change in unrealized (losses) gains          (21,411)          (104,678)
 DPAC                                                 9,018             43,119
 Tax (benefit) expense                               (4,338)           (21,546)
                                               -------------------------------
       Net (loss) gain                               (8,055)           (40,013)
                                               -------------------------------
Less:
 Gains (losses) realized in net income               (3,992)             3,193
 DPAC                                                   378               (625)
 Tax (benefit) expense                               (1,265)               899
                                               -------------------------------
       Net (loss) gain                               (2,349)             1,669
                                               -------------------------------

 Change in net unrealized (losses) gains             (5,706)           (41,682)
                                               -------------------------------

Comprehensive income (loss)                        $ 20,720          $ (12,028)
                                               ===============================

        The United States Life Insurance Company in the City of New York

                       Statements of Shareholder's Equity

                                                   JUNE 30,        DECEMBER 31,
                                                     2000             1999
                                                 (UNAUDITED)
                                                 ------------------------------
                                                           (In Thousands)

Common stock:
 Balance at beginning of year                     $  3,961          $  3,961
 Change during period                                    -                 -
                                                 ------------------------------
Balance at end of period                             3,961             3,961
                                                 ------------------------------

Additional paid-in capital:
 Balance at beginning of year                        8,361             8,361
 Change during period                                    -                 -
                                                 ------------------------------
Balance at end of period                             8,361             8,361
                                                 ------------------------------

Accumulated other comprehensive income:
 Balance at beginning of year                      (12,915)           53,394
 Change in unrealized (losses) gains on
  securities                                        (5,706)          (66,309)
                                                 ------------------------------
Balance at end of period                           (18,621)          (12,915)
                                                 ------------------------------


Retained earnings:
 Balance at beginning of year                      395,660           457,898
 Net income (loss)                                  26,426            35,762
 Dividends paid                                          -           (98,000)
                                                 ------------------------------
Balance at end of period                           422,086           395,660
                                                 ------------------------------
Total shareholder's equity                        $415,787          $395,067
                                                 ==============================

        The United States Life Insurance Company in the City of New York

                      Statements of Cash Flows (Unaudited)

                                                    SIX MONTHS ENDED JUNE 30,
                                                       2000            1999
                                                    ---------------------------
                                                          (In Thousands)

OPERATING ACTIVITIES
 Net income                                         $    26,426     $    29,654
Adjustments to reconcile net income to net cash
provided by operating activities:
   Change in accounts and premiums receivable            15,320         111,522
   Change in future policy benefits                     (10,598)         80,408
   Amortization of policy acquisition costs              20,339          22,240
   Policy acquisition costs deferred                    (18,479)        (15,789)
   Change in other policyholders' funds                   2,793           5,086
   Provision for deferred income tax expense                 58           6,062
   Depreciation                                             839             723
   Amortization                                          (4,070)         (1,046)
   Change in indebtedness to/from affiliates               (258)          4,760
   Change in reinsurance balances                         1,322         (95,342)
   Net loss (gain) on sale of investments                 3,532          (6,091)
   Other, net                                           (11,446)        (33,919)
                                                    ---------------------------
Net cash provided by operating activities                25,778         108,268
                                                    ---------------------------

INVESTING ACTIVITIES
Purchases of investments and loans made              (3,884,640)     (1,283,540)
Sales or maturities of investments and receipts from
 repayment of loans                                   3,707,832       1,240,121
Sales and purchases of property, equipment, and
software, net                                              (952)           (719)
                                                    ---------------------------
Net cash (used in) investing activities                (177,760)        (44,138)
                                                    ---------------------------

FINANCING ACTIVITIES
Policyholder account deposits                            91,620          67,767
Policyholder account withdrawals                       (105,701)        (74,078)
Dividends paid                                                -         (50,000)
Short-term collateralized financings                    167,836               -
Affiliate borrowings                                          -          44,100
                                                    ---------------------------
Net cash provided by (used in) financing activities     153,755         (12,211)
                                                    ---------------------------

Increase in cash                                          1,773          51,919
Cash at beginning of period                               8,571           5,045
                                                    ---------------------------
Cash at end of period                               $    10,344     $    56,964
                                                    ===========================

Interest paid amounted to approximately $33 thousand and $167 thousand for the six months ended June 30, 2000 and 1999 respectively.

       The United States Life Insurance Company in the City of New York

                         Notes to Financial Statements

                                 June 30, 2000

1. ACCOUNTING POLICIES

1.1 BASIS OF PRESENTATION

The financial statements for the interim periods herein are unaudited. However, they have been prepared in accordance with generally accepted accounting principles for interim financial information and in the opinion of management, such information reflects all adjustments (consisting of normal, recurring adjustments) considered necessary for a fair presentation. Operating results for the interim period are not necessarily indicative of the results to be expected for the full year.

These financial statements should be read in conjunction with the audited financial statements and notes of the Company for the year ended December 31, 1999.

1.2 DOLLAR ROLLS

The Company uses dollar roll agreements as part of its strategy to increase investment income. Dollar rolls are agreements to sell mortgage-backed securities and repurchase substantially the same securities at a specific price and date in the future. The Company accounts for dollar rolls as short-term collateralized financings. At June 30, 2000, the company had $168 million of outstanding dollar roll agreements.

1.3 RECLASSIFICATION

Certain prior year amounts have been reclassified to conform to current year presentation.

2. COMMITMENTS AND CONTINGENCIES

In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. On December 16, 1998, American General Corporation announced that certain of its life insurance subsidiaries had entered into agreements to resolve all pending market conduct class action lawsuits. All of these settlements were finalized in 1999.

In conjunction with the 1998 agreement, the Company recorded a charge of $30.7 million ($19.9 million after-tax) in the fourth quarter of 1998. The charge covers the cost of policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs.

       The United States Life Insurance Company in the City of New York

2. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The litigation liability was reduced by payments of $17.7 million and $0.7 million for the periods ended December 31, 1999 and June 30, 2000, respectively. The remaining balance of $11.7 million and $11.0 million at December 31, 1999 and June 30, 1999, respectively, was included in Other liabilities on the Company's balance sheet.

In addition to the charges recorded in 1998, the Company will incur additional expenses for claim administration, outside counsel and actuarial services, and regulatory expenses, related to the resolution of the litigation, which will be recorded as incurred. Such expenses are not expected to have a material adverse effect on the Company's financial position or results of operations.

In 1997, prior to the acquisition by American General Corporation, USLIFE Corporation entered the workers' compensation reinsurance business. In 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest workers' compensation contract was a quota share reinsurance agreement with Superior National Insurance Group (Superior National), effective May 1, 1998. On November 29, 1999, the Company initiated an arbitration proceeding to rescind this contract from its inception, based in part on misrepresentations and nondisclosures which the Company believes were made by Superior National. The Company plans to fully pursue all remedies through the arbitration process. Since management believes, on the advice of counsel, that the Company will be successful in rescinding the Superior National contract, income and expense items related to the contract have been excluded from the Summary of Operations. Provision has been made for a return of net cash flows to Superior National through a liability included in Other liabilities.

Although management, on the advice of counsel, believes that the Company will succeed in rescinding the contract, risks and uncertainties remain with respect to the ultimate outcome. In the unlikely event the Company does not prevail in the arbitration, management does not expect the after tax losses from the workers' compensation business to exceed $85 million, based on the current estimate of losses that would accrue to the Company. In addition, it is the policy of the Company's ultimate parent, American General Corporation, to manage the capital levels in each of its principal life insurance subsidiaries to a target of 2.5 times the NAIC Company Action Level Risk-Based Capital. If the Company does not prevail in the arbitration, American General Corporation has committed to make contributions to the capital of the Company sufficient to meet its obligations under the treaty.

                  [LETTERHEAD OF ERNST & YOUNG APPEARS HERE]


                         Report of Independent Auditors

Board of Directors and Shareholder
The United States Life Insurance Company in the City of New York

We have audited the accompanying balance sheets of The United States Life Insurance Company in the City of New York (an indirectly wholly owned subsidiary of American General Corporation) as of December 31, 1999 and 1998, and the related statements of income, comprehensive income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                                /s/ ERNST & YOUNG LLP
                                                --------------------------------
March 21, 2000                                      ERNST & YOUNG LLP

        The United States Life Insurance Company in the City of New York

                                 Balance Sheets

                                                       DECEMBER 31
                                                  1999            1998
                                               ---------------------------
                                                     (In Thousands)
ASSETS
Investments:
Fixed maturity securities, at fair value
 (amortized cost - $1,688,015 in 1999 and
 $1,897,758 in 1998)                           $1,665,005       $2,047,519
Equity securities, at fair value
 (cost - $673 in 1999 and $568 in 1998)               735              584
Mortgage loans on real estate                     112,031           84,387
Policy loans                                       82,784           84,412
Investment real estate                              1,556            6,101
Other long-term investments                        12,948            1,385
Short-term investments                            191,474            3,005
                                               ----------       ----------
Total investments                               2,066,533        2,227,393

Cash                                                8,571            5,045
Indebtedness from affiliates                        1,170            6,832
Accrued investment income                          33,724           37,227
Accounts and premiums receivable                   93,275          231,863
Reinsurance recoverable                           629,306          620,661
Deferred policy acquisition costs                 146,686           98,552
Property and equipment                              4,345            4,318
Other assets                                       18,369           12,886
                                               ----------       ----------
Total assets                                   $3,001,979       $3,244,777
                                               ==========       ==========



See accompanying notes.

                                                       DECEMBER 31
                                                  1999            1998
                                               ---------------------------
                                                     (In Thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits
     Life and Annuity                          $1,675,300       $1,729,001
     Accident & Health                            385,877          407,942
Other policy claims and benefits payable          117,684          116,912
Other policyholders' funds                        109,832          109,130
Federal income taxes                              (51,159)          (7,585)
Indebtedness to affiliates                          1,568            1,848
Reinsurance payable                               258,889          245,576
Other liabilities                                 108,921          118,339
                                               ----------       ----------
Total liabilities                               2,606,912        2,721,163
                                               ==========       ==========
Shareholder's equity:
 Common stock, $2 par value, 1,980,658
  shares authorized, issued, and
  outstanding                                       3,961            3,961
 Additional paid-in capital                         8,361            8,361
 Accumulated other comprehensive income           (12,915)          53,394
 Retained earnings                                395,660          457,898
                                               ----------       ----------
Total shareholder's equity                        395,067          523,614
                                               ----------       ----------
Total liabilities and shareholder's equity     $3,001,979       $3,244,777
                                               ==========       ==========


See accompanying notes.

        The United States Life Insurance Company in the City of New York

                              Statements of Income

                                                      YEAR ENDED DECEMBER 31
                                                   1999         1998       1997
                                                 ---------------------------------
                                                           (In Thousands)
Revenues:
 Premiums and other considerations                $205,554    $594,155    $666,173
 Net investment income                             166,695     185,838     189,262
 Net realized investment gains (losses)              4,689      (3,951)     (3,116)
 Other                                               6,330       4,901      26,576
                                                ---------------------------------
Total revenues                                     383,268     780,943     878,895
                                                ---------------------------------
Benefits and expenses:
 Benefits                                          203,967     514,020     594,021
 Operating costs and expenses                      124,372     221,115     212,977
 Loss on reinsurance settlements                         -      59,878           -
 Litigation settlement                                   -      30,689           -
 Change in control costs                                 -           -       6,955
                                                 ---------------------------------
Total benefits and expenses                        328,339     825,702     813,953
                                                 ---------------------------------
Income (loss) before income tax
 expense (benefit)                                  54,929     (44,759)     64,942

Income tax expense (benefit)                        19,167     (19,308)     22,700
                                                 ---------------------------------
Net income (loss)                                 $ 35,762    $(25,451)   $ 42,242
                                                 =================================

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                       Statements of Comprehensive Income

                                                      YEAR ENDED DECEMBER 31
                                                   1999         1998       1997
                                                 ---------------------------------
                                                          (In Thousands)

Net income (loss)                              $  35,762    $(25,451)   $ 42,242
                                               ----------------------------------
Other comprehensive (loss) income:

 Gross change in unrealized (losses) gains      (162,179)      8,995      63,302
 DPAC                                             61,197     (13,917)    (16,397)
 Tax (benefit) expense                           (35,345)     (1,724)     16,417
                                               ----------------------------------
      Net (loss) gain                            (65,637)     (3,198)     30,488
                                               ----------------------------------
Less:
 Gains (losses) realized in net income             5,321      (4,166)      3,911
 DPAC                                             (4,289)        (85)       (741)
 Tax expense (benefit)                               360      (1,489)      1,110
                                               ----------------------------------
      Net (loss) gain                                672      (2,762)      2,060
                                               ----------------------------------
Change in net unrealized (losses) gains          (66,309)       (436)     28,428
                                               ----------------------------------
Comprehensive (loss) income                    $ (30,547)   $(25,887)   $ 70,670
                                               ==================================

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                       Statements of Shareholder's Equity


                                                      YEAR ENDED DECEMBER 31
                                                   1999         1998       1997
                                               ---------------------------------
                                                          (In Thousands)
Common stock:
 Balance at beginning of year                  $  3,961     $  3,961    $  3,961
 Change during year                                   -            -           -
                                               ----------------------------------
Balance at end of year                            3,961        3,961       3,961
                                               ----------------------------------
Additional paid-in capital:
 Balance at beginning of year                     8,361        8,361       8,361
 Change during year                                   -            -           -
                                               ----------------------------------
Balance at end of year                            8,361        8,361       8,361
                                               ----------------------------------
Accumulated other comprehensive income:
 Balance at beginning of year                    53,394       53,830      25,402
 Change in unrealized (losses) gains on
  securities                                    (66,309)        (436)     28,428
                                               ----------------------------------
Balance at end of year                          (12,915)      53,394      53,830
                                               ----------------------------------
Retained earnings:
 Balance at beginning of year                   457,898      483,349     441,107
 Net income (loss)                               35,762      (25,451)     42,242
 Dividends paid                                 (98,000)           -           -
                                               ----------------------------------
Balance at end of year                          395,660      457,898     483,349
                                               ----------------------------------
Total shareholder's equity                     $395,067     $523,614    $549,501
                                               ==================================

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                            Statements of Cash Flows

                                                                         YEAR ENDED DECEMBER 31
                                                                     1999          1998           1997
                                                                -----------------------------------------
                                                                             (In Thousands)
OPERATING ACTIVITIES
Net income (loss)                                               $    35,762    $   (25,451)   $   42,242
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
 Change in accounts and premiums receivable                         138,588       (167,146)       (6,977)
 Change in future policy benefits                                   (52,714)       174,629        82,006
 Amortization of policy acquisition costs                            44,123         66,331        58,583
 Policy acquisition costs deferred                                  (31,030)       (62,766)      (62,651)
 Change in other policyholders' funds                                 5,927         22,573        21,783
 Provision for deferred income tax expense                            2,495        (45,403)         (995)
 Depreciation                                                         1,294          1,327         1,100
 Amortization                                                        (4,858)        (1,734)       (2,360)
 Change in indebtedness to/from affiliates                            5,382         (8,019)        3,415
 Change in reinsurance balances                                       4,668       (321,733)       (9,492)
 Net (gain) loss on sale of investments                              (4,689)         3,951         3,116
 Other, net                                                         (21,051)       118,537        39,806
                                                                -----------------------------------------
Net cash provided by (used in) operating
 activities                                                         123,897       (244,904)      169,576
                                                                -----------------------------------------
INVESTING ACTIVITIES
Purchases of investments and loans made                          (4,284,385)    (2,833,731)   (2,407,890)
Sales or maturities of investments and
receipts from repayment of loans                                  4,286,356      3,183,379     2,507,408
Sales and purchases of property, equipment, and
 software, net                                                       (1,290)        (3,674)          274
                                                                -----------------------------------------
Net cash provided by investing activities                               681        345,974        99,792
                                                                -----------------------------------------
FINANCING ACTIVITIES
Policyholder account deposits                                       138,580        131,386       135,668
Policyholder account withdrawals                                   (161,632)      (232,245)     (407,383)
Dividends paid                                                      (98,000)             -             -
                                                                -----------------------------------------
Net cash (used in) financing activities                            (121,052)      (100,859)     (271,715)
                                                                -----------------------------------------
Increase (decrease) in cash                                           3,526            211        (2,347)
Cash at beginning of year                                             5,045          4,834         7,181
                                                                -----------------------------------------
Cash at end of year                                             $     8,571    $     5,045    $    4,834
                                                                =========================================

Interest paid amounted to approximately $0.4 million and $5.3 million in 1999 and 1998, respectively. There was no interest paid in 1997.

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                         Notes to Financial Statements

                               December 31, 1999

NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (the "Company") is domiciled in the State of New York. The Company is a wholly owned subsidiary of USLIFE Corporation. Through the acquisition of USLIFE Corporation by American General Corporation (the "Parent Company") on June 17, 1997, American General Corporation became the ultimate parent of the Company.

The Company offers a broad portfolio of individual life and annuity products as well as group and credit insurance.

The individual life line of business includes universal life, level term, whole life and interest sensitive whole life as well as annuities. These individual and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for preferred international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations. The Company also offers managed care medical products to small employers in four states (New York, New Jersey, Colorado and Illinois).

1. ACCOUNTING POLICIES

1.1 PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from those estimates.

1.2 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, endowment, guaranteed renewable term life, universal life, limited payment, and investment contracts. Long-duration

       The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.2 INSURANCE CONTRACTS (CONTINUED)


contracts generally require the performance of various functions and services over a period of more than one year.

Short-duration contracts include group major medical, dental, term life, AD&D, excess major medical, hospital indemnity and long-term and short-term disability policies. Short-term contracts generally require the performance of various functions and services over a period of one year or less.

The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

1.3 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 1999, 1998 and 1997. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the net adjustment is recorded in accumulated other comprehensive income within shareholders' equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

MORTGAGE LOANS

Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

       The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.3 INVESTMENTS (CONTINUED)

POLICY LOANS

Policy loans are reported at unpaid principal balance.

INVESTMENT REAL ESTATE

Investment real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

INVESTMENT INCOME

Interest on fixed maturity securities and performing and restructured mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

REALIZED INVESTMENT GAINS

Realized investment gains (losses) are recognized using the specific-identification method.

1.4 DEFERRED POLICY ACQUISITION COSTS ("DPAC")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

DPAC associated with interest-sensitive life contracts is charged to expense in relation to the estimated gross profits of those contracts. DPAC associated with insurance investment contracts is effectively charged off over the period ending one year beyond the surrender charge period. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

DPAC associated with interest-sensitive life contracts is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amount of DPAC on at least an annual basis. Management considers estimated future gross profits or future premiums, future lapse

       The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.4 DEFERRED POLICY ACQUISITION COSTS ("DPAC") (CONTINUED)


rates, expected mortality/morbidity, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

1.5 PREMIUM RECOGNITION

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC (see Note 1.4). For all other contracts, premiums are recognized when due.

1.6 POLICY AND CONTRACT CLAIMS RESERVES

The Company's insurance and annuity liabilities relate to both long-duration and short-duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

For long-duration contracts such as interest-sensitive life and insurance investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other long-duration contracts are based on estimates of the cost of future policy benefits. Reserves are determined using the net level premium method. Interest assumptions used to compute reserves ranged from 2.2% to 11.25% at December 31, 1999.

Short-duration contracts are rated based on attained age and are guaranteed issue and thus not subject to the normal wear-off mortality/morbidity patterns. No policy reserves other than unearned premium reserves are held. The unearned premium reserve is based on gross premium and is calculated on a pro rata basis.

Incurred but not reported claim reserves are based upon patterns demonstrated through run-out studies. Reserves for open long-term disability claims are based on the 1985 Commissioner Disability Tables, modified for company experience. The interest rate assumption varies by year of incurral, but averages 6.95%.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table, modified for company experience. The interest rate used is 6%.

       The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.7 REINSURANCE


The Company limits its exposure to loss on any single insured to $1.5 million by ceding additional risks through reinsurance contracts with other insurers. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

A recoverable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Benefits paid and future policy benefits related to ceded insurance contracts are recorded as reinsurance recoverables. The cost of reinsurance is recognized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

1.8 PARTICIPATING POLICY CONTRACTS

Participating life insurance accounted for approximately 38.7%, 36.7%, and 33.2% of individual life insurance in force at December 31, 1999, 1998 and 1997 respectively.

The portion of earnings allocated to participating policyholders that cannot be expected to inure to shareholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $2.2 million, $2.4 million and $2.6 million in 1999, 1998 and 1997 respectively.

1.9 INCOME TAXES

The Company was acquired by American General Corporation on June 17, 1997. Following the acquisition, the Company will file a separate life company federal income tax return for five years.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a

       The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.9 INCOME TAXES (CONTINUED)


valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income. Changes related to fluctuations in fair value of available-for-sale securities are included in accumulated other comprehensive income in shareholder's equity.

1.10 CHANGES IN ACCOUNTING AND REPORTING STANDARDS

In June 1998, the Financial Accounting Standards Board issued SFAS 133, Accounting for Derivative Instruments and Hedging Activities, which requires all derivative instruments to be recognized at fair value as either assets or liabilities in the balance sheet. Changes in the fair value of a derivative instrument are to be reported as earnings or other comprehensive income, depending upon the intended use of the derivative instrument. This statement is effective for fiscal years beginning after June 15, 2000. Adoption of SFAS 133 is not expected to have a material impact on the Company's results of operations or financial position.

2. INVESTMENTS

2.1 INVESTMENT INCOME

Investment income by type of investment was as follows:

                                                1999           1998           1997
                                     ---------------------------------------------
                                                      (In Thousands)
Investment income:
 Fixed maturities                           $145,074       $176,449       $176,714
 Equity securities                                49             49             49
 Mortgage loans on real estate                 7,750          5,766          7,277
 Investment real estate                          744          1,556          1,365
 Policy loans                                  5,468          5,521          5,683
 Other long-term investments                   2,852            310            652
 Short-term investments                        8,307          2,742          1,280
 Investment income from affiliates               370             57              -
                                     ---------------------------------------------
Gross investment income                      170,614        192,450        193,020
Investment expenses                            3,919          6,612          3,758
                                     ---------------------------------------------
Net investment income                       $166,695       $185,838       $189,262
                                     =============================================

       The United States Life Insurance Company in the City of New York

2. INVESTMENTS (CONTINUED)

2.2 NET REALIZED INVESTMENT GAINS (LOSSES)


Realized gains (losses) by type of investment were as follows:

                                                1999             1998            1997
                                     ------------------------------------------------
                                                       (In Thousands)
Fixed maturities:
 Gross gains                                 $14,211          $ 2,860         $ 6,704
 Gross losses                                 (8,879)          (7,111)         (3,534)
                                     ------------------------------------------------
Total fixed maturities                         5,332           (4,251)          3,170
Other investments                               (643)             300          (6,286)
                                     ------------------------------------------------
Net realized investment gains
 (losses) before tax                           4,689           (3,951)         (3,116)
Income tax expense (benefit)                   1,641           (1,383)         (1,090)
                                     ------------------------------------------------
Net realized investment gains
 (losses) after tax                          $ 3,048          $(2,568)        $(2,026)
                                     ================================================

2.3 FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value (see Note 1.3). Amortized cost and fair value at December 31, 1999 and 1998 were as follows:

                                                 GROSS           GROSS
                                AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                   COST           GAIN           LOSS           VALUE
                            -------------------------------------------------------------
                                                     (In Thousands)
DECEMBER 31, 1999
Fixed maturity securities:
 Corporate securities:
   Investment-grade              $1,422,946        $21,597       $(37,943)    $1,406,600
   Below investment-grade           100,502          1,240         (8,904)        92,838
 Mortgage-backed securities*        111,666            256         (1,067)       110,855
 U.S. government obligations          8,699            535            (79)         9,155
 Foreign governments                 36,839          1,447            (77)        38,209
 State and political subdivisions     4,466              -           (161)         4,305
 Redeemable preferred stocks          2,897            159            (13)         3,043
                            -------------------------------------------------------------
Total fixed maturity
 securities                     $ 1,688,015        $25,234       $(48,244)     $1,665,005
                            =============================================================
Equity securities               $       673        $    62       $      -      $      735
                            =============================================================

       The United States Life Insurance Company in the City of New York

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

                                                                GROSS        GROSS
                                               AMORTIZED     UNREALIZED   UNREALIZED      FAIR
                                                 COST           GAIN         LOSS         VALUE
                                              -----------------------------------------------------
                                                                (In Thousands)
DECEMBER 31, 1998
Fixed maturity securities:
 Corporate securities:
  Investment-grade                             $1,626,339     $  131,810    $ (1,684)    $1,756,465
  Below investment-grade                          112,767          3,415      (1,173)       115,009
 Mortgage-backed securities*                       50,036            912          --         50,948
 U.S. government obligations                       19,968          4,238          --         24,206
 Foreign governments                               79,794         11,944          --         91,738
 State and political subdivisions                   6,469            139          --          6,608
 Redeemable preferred stock                         2,385            160          --          2,545
                                              -----------------------------------------------------
Total fixed maturity securities                $1,897,758     $  152,618    $ (2,857)    $2,047,519
                                              =====================================================
Equity securities                              $      568     $       25     $    (9)    $      584
                                              =====================================================

* Primarily include pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 1999 and 1998.

       The United States Life Insurance Company in the City of New York

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

Net unrealized gains (losses) on securities included in accumulated comprehensive income in shareholders' equity at December 31 were as follows:

                                                        1999         1998
                                                     ------------------------
                                                          (In Thousands)
Gross unrealized gains                               $   25,296    $ 152,643
Gross unrealized losses                                 (48,244)      (2,866)
DPAC and other fair value adjustments                     3,079      (67,632)
Deferred federal income taxes                             6,954      (28,751)
                                                     ------------------------
Net unrealized gains on securities                   $  (12,915)   $  53,394
                                                     ========================

The contractual maturities of fixed maturity securities at December 31, 1999 and 1998 were as follows:

                                                                                       1999                          1998
                                                                             ---------------------------------------------------
                                                                             Amortized      Market       Amortized      Market
                                                                                Cost        Value           Cost        Value
                                                                             ---------------------------------------------------
                                                                                  (In Thousands)            (In Thousands)
Fixed maturity securities, excluding
 mortgage-backed securities:
  Due in one year or less                                                      $168,709    $  168,912    $  193,010   $  196,606
  Due after one year through five years                                         346,556       348,443       551,151      579,964
  Due after five years through ten years                                        421,727       409,119       357,288      382,038
  Due after ten years                                                           639,357       627,676       746,273      837,963
Mortgage-backed securities                                                      111,666       110,855        50,036       50,948
                                                                             ---------------------------------------------------
Total fixed maturity securities                                              $1,688,015    $1,665,005    $1,897,758   $2,047,519
                                                                             ===================================================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $779.4 million, $587.3 million, and $576.2 million during 1999, 1998, and 1997 respectively.

       The United States Life Insurance Company in the City of New York

2.   INVESTMENTS (CONTINUED)

2.4 INVESTMENT SUMMARY

Investments of the Company were as follows:

                                                        DECEMBER 31, 1999                         DECEMBER 31, 1998
                                             ----------------------------------------------------------------------------------
                                                                        CARRYING                                      CARRYING
                                                COST       FAIR VALUE    AMOUNT         COST          FAIR VALUE       AMOUNT
                                             ----------------------------------------------------------------------------------
                                                        (In Thousands)                              (In Thousands)
Fixed maturities:
 Bonds:
  United States government and
   government agencies and authorities       $    8,699    $    9,155   $    9,155   $   19,968       $   24,206     $   24,206
  States, municipalities, and political
   subdivisions                                   4,466         4,305        4,305        6,469            6,608          6,608
  Foreign governments                            36,839        38,209       38,209       79,794           91,738         91,738
  Pub  Public utilities                         189,957       189,115      189,115      320,947          345,320        345,320
  Mortgage-backed securities                    111,666       110,855      110,855       50,036           50,948         50,948
  All other corporate bonds                   1,333,491     1,310,323    1,310,323    1,418,159        1,526,154      1,526,154
 Redeemable preferred stocks                      2,897         3,043        3,043        2,385            2,545          2,545
                                             ----------------------------------------------------------------------------------
Total fixed maturities                        1,688,015     1,665,005    1,665,005    1,897,758        2,047,519      2,047,519

Equity securities:
 Nonredeemable preferred stocks                     568           575          575          568              584            584
 Common stocks                                      105           160          160            -                -              -
                                             -----------------------------------------------------------------------------------
Total fixed maturities and equity
 securities                                   1,688,688    $1,665,740    1,665,740    1,898,326       $2,048,103      2,048,103
                                                           ----------                                 ----------
Mortgage loans on real estate*                  112,031                    112,031       84,387                          84,387
Investment real estate                            1,556                      1,556        6,101                           6,101
Policy loans                                     82,784                     82,784       84,412                          84,412
Other long-term investments                      12,948                     12,948        1,385                           1,385
Short-term investments**                        191,474                    191,474        3,005                           3,005
                                             ----------                 -----------------------                      ----------
Total investments                            $2,089,481                 $2,066,533   $2,077,616                      $2,227,393
                                             ==========                 =======================                      ==========

* Amount is net of allowance for losses of $0.6 million and $5 million at December 31, 1999 and 1998, respectively.

** Includes $125 million on deposit to satisfy regulatory requirements at December 31, 1999. There were no short-term investments on deposit at December 31, 1998.

       The United States Life Insurance Company in the City of New York

3. DEFERRED POLICY ACQUISITION COSTS

The balance of DPAC at December 31 and the components of the change reported in operating costs and expenses for the years then ended were as follows:


                                                 1999       1998         1997
                                               --------------------------------
                                                       (In Thousands)
Balance at January 1                           $ 98,552    $185,243    $197,572
 Capitalization                                  31,030      62,766      62,651
 Amortization                                   (44,123)    (66,331)    (58,583)
 Effect of unrealized gains and losses
  on securities                                  65,486     (13,832)    (15,656)
 Effect of realized gains and losses             (4,289)        (85)       (741)
 Reinsurance transfer                                30     (69,209)          -
                                               --------------------------------
Balance at December 31                         $146,686    $ 98,552    $185,243
                                               ================================


4. FEDERAL INCOME TAXES

4.1 TAX LIABILITIES

Income tax liabilities were as follows:

                                                            DECEMBER 31
                                                         1999         1998
                                                       ---------------------
                                                           (In Thousands)
Current tax (recoverable) payable                      $ (4,156)   $   6,208
Deferred tax (assets) liabilities, applicable to:
 Net income                                             (40,049)     (42,544)
 Net unrealized investment (losses) gains                (6,954)      28,751
                                                       ---------------------
Total net deferred tax (assets)                         (47,003)     (13,793)
                                                       ---------------------
Total current and deferred tax (assets) liabilities    $(51,159)   $  (7,585)
                                                       ---------------------

       The United States Life Insurance Company in the City of New York

4. FEDERAL INCOME TAXES (CONTINUED)

4.1 TAX LIABILITIES (CONTINUED)

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                            December 31
                                                         1999         1998
                                                       ---------------------
                                                           (In Thousands)
Deferred tax liabilities applicable to:
 Deferred policy acquisition costs                     $ 49,455    $  32,544
 Basis differential of investments                       (5,380)      54,056
 Other                                                  (10,225)       8,619
                                                       ---------------------
Total deferred tax liabilities                           33,850       95,219

Deferred tax assets applicable to:
 Policy reserves                                        (51,387)     (56,269)
 Other                                                  (29,466)     (52,743)
                                                       ---------------------
Total deferred tax assets                               (80,853)    (109,012)
                                                       ---------------------
Net deferred tax (assets) liabilities                  $(47,003)   $ (13,793)
                                                       =====================

A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $37.8 million at December 31, 1999 and 1998.

At current corporate rates, the maximum amount of tax on such income is approximately $13.2 million. Deferred taxes on these accumulations are not required because no distributions are expected.

       The United States Life Insurance Company in the City of New York

4. FEDERAL INCOME TAXES (CONTINUED)

4.2 TAX EXPENSE

Components of income tax expense (benefit) for the years were as follows:

                                                   1999        1998       1997
                                                -------------------------------
                                                         (In Thousands)
Current tax expense                             $16,672    $ 26,095   $ 23,695
Deferred tax expense (benefit):
 Deferred policy acquisition cost                 4,412       2,673        749
 Policy reserves                                 (1,947)    (12,552)     3,160
 Basis differential of investments               (1,070)        132     (3,168)
 Litigation settlement                                -     (10,272)         -
 Reinsurance transaction                              -     (22,133)         -
 Other, net                                       1,100      (3,251)    (1,736)
                                                -------------------------------
Total deferred tax expense (benefit)              2,495     (45,403)      (995)
                                                -------------------------------
Income tax expense (benefit)                    $19,167    $(19,308)   $22,700
                                                ===============================

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                                                   1999       1998       1997
                                                                 -------------------------------
                                                                        (In Thousands)
Income tax at statutory percentage of GAAP pretax income         $19,225    $(15,666)   $22,730
Tax-exempt investment income                                        (131)       (121)      (134)
Other                                                                 73      (3,521)       104
                                                                 -------------------------------
Income tax expense (benefit)                                     $19,167    $(19,308)   $22,700
                                                                 ===============================

       The United States Life Insurance Company in the City of New York

4. FEDERAL INCOME TAXES (CONTINUED)

4.3 TAXES PAID

Income taxes paid amounted to approximately $27.0 million, $20.5 million, and $17.2 million in 1999, 1998, and 1997, respectively.

4.4 TAX RETURN EXAMINATIONS

The Internal Revenue Service ("IRS") has completed examinations of the Company's tax returns through 1994. The IRS will initiate an audit of the 1995 through June 17,1997 tax returns during 2000.

5. TRANSACTIONS WITH AFFILIATES

American General Corporation and certain affiliated companies provide services to the Company, principally data processing, investment management, professional and administrative services. During 1999, 1998 and 1997, the Company incurred $28.8 million, $25.3 million and $20.5 million, respectively, for these services. In addition, the Company provides services to certain affiliated companies. During 1999, 1998 and 1997, the Company was reimbursed $4.3 million, $3.5 million and $6.1 million, respectively, for these services.

The Company periodically borrows funds from the Parent Company under an intercompany short-term borrowing agreement entered into during 1997. These borrowings are on demand and are unsecured. Interest is charged on the average borrowing based on the commercial paper rate. At December 31, 1999, no amounts were outstanding under the borrowing agreement.

Affiliated accounts receivable were $1.2 million and $6.8 million in 1999 and 1998, respectively.

Following regulatory approval from the necessary authorities, the Company reinsured 49% of its credit life and credit accident and health business to American General Assurance Company, an affiliate, effective January 1, 1998. This transaction resulted in the cession of approximately 218,000 life policies representing $379.5 million of insurance in-force and approximately 41,000 A&H policies. Assets of approximately $10 million were transferred, which resulted in a pretax loss of approximately $4 million.

Following regulatory approval from the necessary authorities, the Company also reinsured 49% of its New York and 100% of its non-New York group life (excluding permanent policies), group accident and health, and individual accident and health business to American General Assurance Company effective October 1, 1998. This transaction resulted in the cession of approximately 21,000 life policies representing

$32.6 billion of insurance in-force and approximately 24,000 A&H policies. Assets of approximately $254 million were transferred. The Company received a $13 million ceding commission on this transaction, which resulted in a pretax loss of approximately $56 million.

The losses on these transactions resulted from the pricing of the business to yield a competitive market return.

Amounts recoverable of $485 million and $400 million and amounts payable of $109 million and $106 million, relating to this affiliated reinsurance, are included under the captions "Reinsurance recoverable" and "Reinsurance payable" in the balance sheets at December 31, 1999 and 1998, respectively.

6. ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses for the Company's accident and health coverage is summarized as follows:

                                                                     YEAR ENDED DECEMBER 31
                                                                   1999      1998        1997
                                                                 ------------------------------
                                                                         (In Thousands)
Balance as of January 1, net of reinsurance recoverable          $19,782   $ 85,974    $ 72,744
                                                                 ------------------------------
Reinsurance settlements (1)                                            -    (43,736)          -
                                                                 ------------------------------
Add: Incurred losses (2)                                          37,496    179,158     263,015
                                                                 ------------------------------
Deduct: Paid losses related to:
 Current year                                                     16,313     78,575      82,470
 Prior years                                                      20,366    123,039     167,315
                                                                 ------------------------------
  Total paid losses                                               36,679    201,614     249,785
                                                                 ------------------------------
Balance as of December 31, net of reinsurance recoverable         20,599     19,782      85,974
Reinsurance recoverable                                           45,019     45,419       1,413
                                                                 ------------------------------
Balance as of December 31, gross of reinsurance recoverable      $65,618   $ 65,201    $ 87,387
                                                                 ==============================

(1)  See Note 5.
(2) Substantially all of the Company's incurred claims and claim adjustment expenses relate to the respective current year.

       The United States Life Insurance Company in the City of New York

6. ACCIDENT AND HEALTH RESERVES (CONTINUED)

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled: claims reported subsequent to the date of the balance sheets which have been incurred during the period than ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

7. BENEFIT PLANS

7.1 PENSION PLANS

The Company has non-contributory defined benefit pension plans covering most employees. Pension benefits are based on the participant's compensation and length of credited service.

Equity and fixed maturity securities were 71% and 26%, respectively, of the plans' assets at the plans' most recent balance sheet dates. Additionally, 1% of plan assets were invested in general investment accounts of the Parent Company's subsidiaries through deposit administration insurance contracts.

The benefit plans have purchased annuity contracts from American General Corporation's subsidiaries to provide benefits for certain retirees. These contracts are expected to provide future annual benefits to certain retirees of American General Corporation and its subsidiaries of approximately $59 million.

The components of pension expense and underlying assumptions were as follows:

                                                        1999      1998       1997
                                                      -----------------------------
                                                             (In Thousands)
Service cost (benefits earned)                        $ 1,050    $   193    $ 1,065
Interest cost                                           2,159      1,205      2,593
Expected return on plan assets                         (2,864)    (1,714)    (3,331)
Amortization                                             (424)      (309)      (418)
                                                      -----------------------------
Pension (income) expense                              $   (79)   $  (625)   $   (91)
                                                      =============================
Discount rate on benefit obligation                      7.75%      7.00%      7.25%
Rate of increase in compensation levels                  4.25%      4.25%      4.00%
Expected long-term rate of return on plan assets        10.35%     10.25%     10.00%

       The United States Life Insurance Company in the City of New York

7. BENEFIT PLANS (CONTINUED)

7.1 PENSION PLANS (CONTINUED)

The Company's funding policy is to contribute annually no more than the maximum deductible for federal income tax purposes. The funded status of the plans and the prepaid pension expense included in other assets at December 31 were as follows:

                                                                  1999       1998
                                                                -------------------
                                                                   (In Thousands)
Projected benefit obligation (PBO)                               $29,314    $18,022
Plan assets at fair value                                         29,789     18,110
                                                                -------------------
Plan assets at fair value in excess of PBO                           475         88
Other unrecognized items, net                                        140       (198)
                                                                -------------------
Prepaid (accrued) pension expense                                $   615    $  (110)
                                                                ===================

The change in PBO was as follows:

                                                                  1999       1998
                                                                -------------------
                                                                   (In Thousands)
PBO at January 1                                                 $18,022    $26,337
Service and interest costs                                         3,208      1,398
Benefits paid                                                     (1,419)      (915)
Actuarial (gain) loss                                               (282)       638
Transfers and other                                                9,785     (9,436)
                                                                -------------------
PBO at December 31                                               $29,314    $18,022
                                                                ===================

The change in the fair value of plan assets was as follows:

                                                                  1999       1998
                                                                -------------------
                                                                   (In Thousands)
Fair value of plan assets at January 1                           $18,110    $23,757
Actual return on plan assets                                       3,217      1,175
Benefits paid                                                     (1,419)      (915)
Transfers                                                          9,881     (5,907)
                                                                -------------------
Fair value of plan assets at December 31                         $29,789    $18,110
                                                                ===================

       The United States Life Insurance Company in the City of New York

7. BENEFIT PLANS (CONTINUED)

7.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Company has life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. The Company has reserved the right to change or eliminate these benefits at any time.

The life plans are insured through December 31, 1999. A portion of the retiree medical and dental plans is funded through a voluntary employees' beneficiary association (VEBA); the remainder is unfunded and self-insured. All of the retiree medical and dental plans' assets held in the VEBA were invested in readily marketable securities at its most recent balance sheet date.

Postretirement benefit expense (benefit) in 1999, 1998, and 1997 was $(574) thousand, $(290) thousand, and $(43) thousand, respectively. The accrued liability for postretirement benefits was $5.5 million and $3.7 million at December 31, 1999 and 1998, respectively. These liabilities were discounted at the same rates used for the pension plans.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all the Company's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding evaluation of related policyholders liabilities can be misinterpreted.

                                               1999               1998
                                      -----------------------------------------
                                          FAIR     CARRYING   FAIR  CARRYING
                                          VALUE     AMOUNT    VALUE  AMOUNT
                                      -----------------------------------------
                                           (In Millions)       (In Millions)
Assets:
 Fixed maturity and equity
  securities                            $1,666    $1,666    $2,048   $2,048
 Mortgage loans on real estate          $  106    $  112    $   91   $   84
 Policy loans                           $   83    $   83    $   84   $   84
 Indebtedness from affiliates           $    1    $    1    $    7   $    7
Liabilities:
 Insurance investment contracts         $  447    $  458    $  541   $  560

       The United States Life Insurance Company in the City of New York

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following methods and assumptions were used to estimate the fair value of financial instruments:

     FIXED MATURITY AND EQUITY SECURITIES

     Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

     MORTGAGE LOANS ON REAL ESTATE

     Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS

     Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

     INDEBTEDNESS FROM AFFILIATES

     Indebtedness from affiliates is composed of accounts receivable from affiliates. Due to the short-term nature of accounts receivable, fair value is assumed to equal carrying value.

     INSURANCE INVESTMENT CONTRACTS

     Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

       The United States Life Insurance Company in the City of New York

9. STATUTORY FINANCIAL INFORMATION; DIVIDEND PAYING CAPABILITY

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the State of New York Insurance Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications by the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, from company to company within a state, and may change in the future. There were no material permitted practices utilized by the Company in 1999, 1998 or 1997.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification"), which will become effective January 1, 2001. Codification will likely change, to some extent, prescribed accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory basis results to the Insurance Department. At this time, the State of New York has informed the insurance industry of its intention to proceed with implementation of the new Codification rules, subject to any provisions in New York statute which conflict with particular points in the new Codification rules.

Policyholder's surplus and net income, as reported to the domiciliary state insurance department in accordance with its prescribed or permitted statutory accounting practices is summarized as follows:

                                          1999        1998        1997
                                       ---------------------------------
                                                 (In Thousands)
Statutory net income for the year       $ 48,003    $ 31,151    $ 24,961
Statutory surplus at year-end           $146,841    $212,130    $218,111

Statutory accounting practices require acquisition costs on new business (including commissions and underwriting and issue costs) to be charged to expense when incurred. Regulatory net income includes income (loss) attributed to participating policyholders of $(2.0) million, $(6.0) million and $(6.8) million in 1999, 1998 and 1997, respectively, with the 1999, 1998 and 1997 losses primarily a result of higher levels of sales of participating term insurance products. Regulatory equity capital includes capital attributed to participating policyholders of $(45.4) million, $(37.0) million and $(24.9) million at December 31, 1999, 1998 and 1997 respectively. Capital attributed to participating policyholders is not available for payment of dividends to shareholders.

       The United States Life Insurance Company in the City of New York

9. STATUTORY FINANCIAL INFORMATION; DIVIDEND PAYING CAPABILITY (CONTINUED)

The Company is subject to New York Business Corporation Law, which imposes restrictions on shareholder dividends. In addition, New York State Insurance Law requires that no dividend may be declared without prior approval of the State of New York Insurance Department. New York Law also states that no New York domiciled company shall declare or distribute dividends to shareholders which exceeds the lesser of: (1) 10% of surplus as regards policyholders or (2) 100% of adjusted net investment income, unless the superintendent approves a greater dividend payment. The Company paid $98 million in dividends in 1999. The Company did not pay any dividends in 1998 or 1997.

10. LEASES

The Company has various leases, substantially all of which are for office space and facilities. At December 31, 1999 the future minimum rental commitments under all of the Company's noncancellable leases were as follows:

             YEAR ENDED               OFFICE
             DECEMBER 31              SPACE      EQUIPMENT    TOTAL
          ------------------------------------------------------------
                                              (In Thousands)
               2000                  $ 4,975         $59      $ 5,034
               2001                    4,742           -        4,742
               2002                    4,540           -        4,540
               2003                    4,392           -        4,392
               2004                    1,781           -        1,781
               Thereafter              3,561           -        3,561
                                  ------------------------------------
                       Total         $23,991         $59      $24,050
                                  ====================================

Rent expense incurred in 1999, 1998 and 1997 was $4.7 million, $4.6 million and $3.6 million, respectively.

11. COMMITMENTS AND CONTINGENCIES

In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. On December 16, 1998, American General Corporation announced that certain of its life insurance subsidiaries had entered into agreements to resolve all pending market conduct class action lawsuits. All of these settlements were finalized in 1999.

       The United States Life Insurance Company in the City of New York

11. COMMITMENTS AND CONTINGENCIES (CONTINUED)

In conjunction with the 1998 agreement, the Company recorded a charge of $30.7 million ($19.9 million after-tax) in the fourth quarter of 1998. The charge covers the cost of policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs.

The litigation liability was reduced by payments of $1.3 million and $17.7 million in 1998 and 1999, respectively. The remaining balance of $29.4 million and $11.7 million at December 31, 1998 and 1999, respectively, was included in other liabilities on the Company's balance sheet.

In addition to the charges recorded in 1998, the Company will incur additional expenses for claim administration, outside counsel and actuarial services, and regulatory expenses, related to the resolution of the litigation, which will be recorded as incurred. Such expenses are not expected to have a material adverse effect on the Company's financial position or results of operations.

In 1997, prior to the acquisition by American General Corporation, USLIFE Corporation entered the workers' compensation reinsurance business. In 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest workers' compensation contract was a quota share reinsurance agreement with Superior National Insurance Group (Superior National), effective May 1, 1998. On November 29, 1999, the Company initiated an arbitration proceeding to rescind this contract from its inception, based in part on misrepresentations and nondisclosures which the Company believes were made by Superior National. The Company plans to fully pursue all remedies through the arbitration process. Since management believes, on the advice of counsel, that the Company will be successful in rescinding the Superior National contract, income and expense items related to the contract have been excluded from the Summary of Operations. Provision has been made for a return of net cash flows to Superior National through a liability included in Reinsurance payable.

Although management, on the advice of counsel, believes that the Company will succeed in rescinding the contract, risks and uncertainties remain with respect to the ultimate outcome. In the unlikely event the Company does not prevail in the arbitration, management does not expect the after tax losses from the workers' compensation business to exceed $85 million, based on the current estimate of losses that would accrue to the Company. In addition, it is the policy of the Company's ultimate parent, American General Corporation, to manage the capital levels in each of its principal life insurance subsidiaries to a target of 2.5 times the NAIC Company Action Level Risk-Based Capital. If the Company does not prevail in the arbitration, American General Corporation has committed to make contributions to the capital of the Company sufficient to meet its obligations under the treaty.

       The United States Life Insurance Company in the City of New York

11. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The Company is party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama and Mississippi, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama and Mississippi continues to create the potential for an unpredictable judgment in any given suit.

12. REINSURANCE

Reinsurance transactions for the years ended December 31, 1999, 1998, and 1997 were as follows:

                                    1999          1998          1997
                                 ---------------------------------------
                                             (In Thousands)
LIFE INSURANCE IN FORCE
     Gross                       $71,277,741   $70,948,300   $61,407,508
     Assumed                               -             -    11,314,869
     Ceded                        44,938,362    44,441,277     9,321,704
                                 ---------------------------------------
     Net                         $26,339,379   $26,507,023   $63,400,673
                                 =======================================
LIFE AND ANNUITY PREMIUMS
     Gross                       $   218,536   $   214,384   $   178,251
     Assumed                               3        22,020        26,171
     Ceded                           151,258        58,924        19,332
                                 ---------------------------------------
     Net                         $    67,281   $   177,480   $   185,090
                                 =======================================
A&H PREMIUMS
 Written
     Gross                       $   443,363   $   459,562   $   422,886
     Assumed                          17,335       170,120         1,704
     Ceded                           401,656       285,628        16,243
                                 ---------------------------------------
     Net                         $    59,042   $   344,054   $   408,347
                                 =======================================
Earned
     Gross                       $   437,454   $   452,348   $   403,717
     Assumed                          17,498       168,331         1,503
     Ceded                           396,408       276,313        15,616
                                 ---------------------------------------
     Net                         $    58,544   $   344,366   $   389,604
                                 =======================================

       The United States Life Insurance Company in the City of New York

12. REINSURANCE (CONTINUED)

Reinsurance recoverable on paid losses was approximately $7.5 million, $10.6 million, and $2.4 million at December 31, 1999, 1998 and 1997, respectively. Reinsurance recoverable on unpaid losses was approximately $84.0 million, $81.7 million, and $3.2 million at December 31, 1999, 1998 and 1997, respectively. The effect of reinsurance on benefits to policyholders and beneficiaries was $357 million, $131 million, and $13 million during 1999, 1998 and 1997, respectively.

The Company terminated its participation in both the Federal Employee Government Life Insurance (FEGLI) and State Government Life Insurance (SGLI) pools in 1998. The assumed premiums for these pools in 1998 were $19.5 million and $2.5 million, respectively.

The Company participates in several reinsurance pools. These pools are managed and administered by reinsurance intermediaries on behalf of the Company. The pools involved various coverages including life, medical and disability.

13. YEAR 2000 (UNAUDITED)

Currently, all of the Company's major technology systems, programs, and applications, including those which rely on third parties, are operating smoothly following transition into 2000. The Company has experienced no interruptions to normal business operations, including the processing of customer account data and transactions. The Company will continue to monitor its technology systems, including critical third party dependencies, as necessary to maintain its Year 2000 readiness. The Company does not expect any future disruptions, if they occur, to have a material effect on its results of operations, liquidity or financial condition.

INDEX OF WORDS AND PHRASES

     This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                                                          PAGE TO SEE IN
DEFINED TERM                                              THIS PROSPECTUS
------------                                            ------------------
accumulation value.....................................         6
Administrative Center..................................         1
amount at risk.........................................         8
automatic rebalancing..................................         6
basis..................................................         28
beneficiary............................................         32
cash surrender value...................................         17
close of business......................................         35
Code...................................................         26
cost of insurance rates................................         9
daily charge...........................................         8
date of issue..........................................         36
death benefit..........................................         7
declared fixed interest account option.................         37
division...............................................         26
dollar cost averaging..................................         5
Fund...................................................         2
full surrender.........................................         17
grace period...........................................         14
Home Office............................................         1
investment option......................................         1
lapse..................................................         14
loan, loan interest....................................         18
maturity, maturity date................................         19
modified endowment contract............................         27
monthly deduction day..................................         36
Monthly insurance charge...............................         8
Mutual Fund............................................         2
Option 1, 2............................................         7
partial surrender......................................         17
payment option.........................................         19

                                                          PAGE TO SEE IN
DEFINED TERM                                              THIS PROSPECTUS
------------                                            ------------------
planned periodic premium...............................         14
Platinum Investor......................................         1
Policy.................................................         1
Policy loan............................................         18
Policy month, year.....................................         36
preferred loan interest................................         19
premiums...............................................         5
premium payments.......................................         5
prospectus.............................................         1
reinstate, reinstatement...............................         14
SEC....................................................         2
separate account.......................................         1
Separate Account USL VL-R..............................         26
seven-pay test.........................................         27
specified amount.......................................         7
surrender..............................................         17
surrender charge.......................................         9
transfers..............................................         15
USL....................................................         25
valuation date.........................................         35
you....................................................         21


     We have filed a registration statement relating to Separate Account USL VL-R and the Policy with the SEC. The registration statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus. If you would like the additional information, you may obtain it from the SEC's Website at http://www.sec.gov or main office in Washington, D.C. You will have to pay a fee for the material.

     You should rely only on the information contained in this prospectus or sales materials we have approved. We have not authorized anyone to provide you with information that is different. The policies are not available in all states. This prospectus is not an offer in any state to any person if the offer would be unlawful.

PART II

(OTHER INFORMATION)


UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

     The United States Life Insurance Company in the City of New York's Bylaws provide in Article XI for indemnification of directors, officers and employees of the Company.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

     The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

The facing sheet.
Prospectus, consisting of 52 pages of text, plus 40 financial pages of
  The United States Life Insurance Company in the City of New York. The undertaking to file reports.
The Rule 484 undertaking.
Representation pursuant to Section 26(e)(2)(A).
The signatures.

Written Consents of the following persons:

          Independent Auditors.

The following exhibits:

     1.  Exhibits required by Article IX, paragraph A of Form N-8B-2:

          (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VL-R and among other things the marketing of variable life products in New York. (3)

          (2)    Not applicable.

          (3)(a) Specimen form of Selling Group Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, and Selling Group Member. (4)

          (3)(b) Schedule of Commissions (incorporated by reference from the text included under the heading "Distribution of the Policies" in the prospectus that is filed as part of this Registration Statement).

          (4)    Not applicable.

          (5) Specimen form of the "Platinum Investor" Variable Universal Life Insurance Policy (Policy Form No. 97600N). (3)

          (6)(a) Copy of the Restated Charter of The United States Life Insurance Company in the City of New York). (1)

          (6)(b) Copy of the Bylaws, as amended May 24, 1994, of The United States Life Insurance Company in the City of New York). (1)

          (7)    Not applicable.

          (8)(a)(i) Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management, Inc., and Van Kampen Distributors, Inc. (2)

          (8)(a)(ii) Form of Amendment No. 1 to Participation Agreement by and
                     among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management, Inc., and Van Kampen Distributors, Inc. (4)

          (8)(b)(i) Participation Agreement by and among The United States Life Insurance Company in the City of New York, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management, Inc., and Miller Anderson & Sherrerd. (2)

          (8)(b)(ii) Form of Amendment No. 1 to Participation Agreement by and
                     among The United States Life Insurance Company in the City of New York, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management, Inc., and Miller Anderson & Sherrerd. (4)

          (8)(c)(i) Form of Participation Agreement by and among A I M Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on behalf of itself and its separate accounts, and American General Securities Incorporated. (4)

          (8)(c)(ii) Form of Agreement with respect to Trademarks and Fund Names by and among A I M Distributors Inc., A I M Variable Insurance Funds Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (4)

          (8)(d)(i) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Stock Portfolio Company and Variable Annuity Life Insurance Company. (4)

          (8)(d)(ii) Form of First Amendment to Participation Agreement among
                     The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Stock Portfolio Company and Variable Annuity Life Insurance Company. (Filed herewith)

          (8)(e) Form of Fund Participation Agreement between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (4)

          (8)(f)(i) Form of Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services. (4)

          (8)(f)(ii) Form of Amendment No. 1 to Participation Agreement among
                     MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (Filed herewith)

          (8)(g) Form of Participation Agreement among Putnam Variable Trust, Putnam Mutual Funds Corp. and The United States Life Insurance Company in the City of New York. (4)

          (8)(h) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Safeco Resource Series Trust and Safeco Securities, Inc. (4)

          (8)(i) Form of Administrative Services Agreement between Safeco Asset Management Company and The United States Life Insurance Company in the City of New York. (4)

          (8)(j) Form of Administrative Services Agreement between Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherred, LLP and The United States Life Insurance Company in the City of New York. (4)

          (8)(k) Form of Administrative Services Agreement between Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (4)

          (8)(l) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc. (4)

          (8)(m) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc., dated as of December 1, 1998. (2)

          (8)(n) Form of Shareholder Services Agreement by and between the United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (Filed herewith)

          (8)(o) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York (Filed herewith)

          (8)(p) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (Filed herewith)

          (8)(q) Form of Participation Agreement among Ayco Asset Management, Ayco Series Trust and The United States Life Insurance Company in the City of New York. (Filed herewith)

          (8)(r) Form of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (Filed herewith)

          (8)(s) Form of Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (Filed herewith)

          (8)(t) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Series Trust II. (Filed herewith)

          (8)(u) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and Janus Aspen Series. (Filed herewith)

          (8)(v) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Warburg, Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (Filed herewith)

          (8)(w) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Filed herewith)

          (8)(x) Form of Services Agreement by and between Pacific Investment Management Company, LLC and The United States Life Insurance Company in the City of New York. (Filed herewith)

          (8)(y) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC. (Filed herewith)

          (8)(z) Form of Administrative Services Agreement by and between Ayco Asset Management and The United States Life Insurance Company in the City of New York. (Filed herewith)

          (8)(aa) Form of Service Contract by and between Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (Filed herewith)

          (8)(bb) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (Filed herewith)

          (8)(cc) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Company of New York. (Filed herewith)

          (8)(dd) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (Filed herewith)

          (8)(ee) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (Filed herewith)

          (8)(ff) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York (Filed herewith)

          (9)      Not applicable.

          (10)(a) Specimen form of application for life insurance issued by USL. (3)

          (10)(b) Amended Specimen form of supplemental application for variable life insurance issued by USL on Policy Form No. 97600N. (Filed herewith)

          (10)(c) Amended Service Request Form for Home Office. (Filed herewith)

        Other Exhibits

          2(a) Opinion and Consent of Pauletta P. Cohn, Deputy General Counsel of American General Life Companies. (4)

          2(b)     Opinion and Consent of USL's actuary.  (4)

          3        Not applicable.

          4        Not applicable.

          5        Financial Data Schedule. (Not applicable.)

          6        Consent of Independent Auditors.  (Filed herewith)

          7        Powers of Attorney. (Filed herewith on signature pages)

          27 Financial Data Schedule. (Inapplicable, because no financial statements of the Separate Account are being filed herewith)

/1/ Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on September 18, 1998.

/2/ Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

/3/ Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 27, 1999.

/4/ Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Thomas M. Zurek, Robert F. Herbert, Jr. and Pauletta P. Cohn and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this amended Registration Statement, which amendment or amendments may make such changes and additions to this amended Registration Statement as such attorney-in-fact may deem necessary or appropriate.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Houston, and State of Texas on this 19th day of October, 2000.


                              THE UNITED STATES LIFE INSURANCE
                              COMPANY IN THE CITY OF NEW YORK
                              SEPARATE ACCOUNT USL VL-R
                              (Registrant)

                              BY:  THE UNITED STATES LIFE INSURANCE
                                    COMPANY IN THE CITY OF NEW YORK
                                    (On behalf of the Registrant and itself)


                              BY: /s/ ROBERT F. HERBERT, JR.
                                 -------------------------------------------
                                 Robert F. Herbert, Jr.
                                 Senior Vice President


[SEAL]



ATTEST:  /s/ LAUREN W. JONES
       -----------------------
         Lauren W. Jones
         Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                               Title                      Date
---------                               -----                      ----

/s/ RODNEY O. MARTIN, JR.       Principal Executive Officer   October 19, 2000
-----------------------------   and Director
Rodney O. Martin, Jr.

/s/ DAVID L. HERZOG             Principal Financial and       October 19, 2000
-----------------------------   Accounting Officer and
David L. Herzog                 Director

/s/ WILLIAM A. BACAS            Director                      October 19, 2000
-----------------------------
William A. Bacas

/s/ DONALD W. BRITTON           Director                      October 19, 2000
-----------------------------
Donald W. Britton

/s/ JAMES P.CORCORAN            Director                      October 19, 2000
-----------------------------
James P. Corcoran

/s/ JOHN R. CORCORAN            Director                      October 19, 2000
-----------------------------
John R. Corcoran

/s/ DAVID J. DIETZ              Director                      October 19, 2000
-----------------------------
David J. Dietz

/s/ PATRICIA O. EWERS           Director                      October 19, 2000
-----------------------------
Dr. Patricia O. Ewers

/s/ THOMAS H. FOX               Director                      October 19, 2000
-----------------------------
Thomas H. Fox

/s/ DAVID A. FRAVEL             Director                      October 19, 2000
-----------------------------
David A. Fravel

/s/ JOHN V. LAGRASSE            Director                      October 19, 2000
-----------------------------
John V. LaGrasse

/s/ ROBERT F. HERBERT, JR.      Director                      October 19, 2000
-----------------------------
Robert F. Herbert, Jr.

/s/ WILLIAM J. O'HARA, JR.      Director                      October 19, 2000
-----------------------------
William J. O'Hara, Jr.

/s/ GEORGE B. TROTTA
-----------------------------   Director                      October 19, 2000
George B. Trotta

EXHIBIT INDEX

The following exhibits:

     1.  Exhibits required by Article IX, paragraph A of Form N-8B-2:


     (8)(d)(ii) Form of First Amendment to Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Stock Portfolio Company and Variable Annuity Life Insurance Company.

     (8)(f)(ii) Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company.

     (8)(n) Form of Shareholder Services Agreement by and between the United States Life Insurance Company in the City of New York and American Century Investment Services, Inc.

     (8)(o) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York

     (8)(p) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York.

     (8)(q) Form of Participation Agreement among Ayco Asset Management, Ayco Series Trust and The United States Life Insurance Company in the City of New York.

     (8)(r) Form of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York.

     (8)(s) Form of Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York.

     (8)(t) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Series Trust II.

     (8)(u) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and Janus Aspen Series.

     (8)(v) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Warburg, Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc.

     (8)(w) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.

     (8)(x) Form of Services Agreement by and between Pacific Investment Management Company, LLC and The United States Life Insurance Company in the City of New York.

     (8)(y) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC.

     (8)(z) Form of Administrative Services Agreement by and between Ayco Asset Management and The United States Life Insurance Company in the City of New York.

     (8)(aa) Form of Service Contract by and between Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York.

     (8)(bb) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York.

     (8)(cc) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Company of New York.

     (8)(dd) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York.

     (8)(ee) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust.

     (8)(ff) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York

     (10)(b) Amended Specimen form of supplemental application for variable life insurance issued by USL on Policy Form No. 97600N.

     (10)(c)     Amended Service Request Form for Home Office.

     Other Exhibits

          6  Consent of Independent Auditors.

          7  Powers of Attorney. (Filed herewith on signature pages)